File Pursuant to Rule 497(c)
Securities Act Registration No. 333-286254
Investment Company Act Registration No. 811-24070

crossmarkglobaletf.com	July 21, 2025

CROSSMARK ETFS

PROSPECTUS

Crossmark Large Cap Growth ETF
NYSE Arca, Inc.	CLCG

Crossmark Large Cap Value ETF
NYSE Arca, Inc.	CLCV

The SEC has not approved or disapproved the shares described in this Prospectus or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CROSSMARK ETFS

Crossmark Large Cap Growth ETF

Crossmark Large Cap Value ETF

PROSPECTUS

July 21, 2025

A NOTE ABOUT THE CROSSMARK ETFS MANAGEMENT COMPANIES

Throughout this Prospectus, you will see references to the following companies that manage, distribute and service the Crossmark ETFs (the “Funds”):

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Crossmark Global Investments, Inc. (referred to as Crossmark) is the Funds’ investment adviser and is responsible for executing each Fund’s investment strategies. Crossmark also provides values-based portfolio screening services to the Funds for use in the management of the Funds’ investment portfolios, as well as administration and compliance services to the Funds. Crossmark is a wholly-owned subsidiary of Crossmark Global Holdings, Inc. Crossmark’s principal address is 15375 Memorial Dr., Suite 200, Houston, Texas 77079.

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PINE Distributors LLC (referred to as the Distributor) is the Funds’ distributor and distributes large blocks of Fund shares called “Creation Units” for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of a Fund. The Distributor has no role in determining the policies of a Fund or the securities that are purchased or sold by a Fund. The Distributor’s principal address is 501 S. Cherry Street, Suite 610, Denver, Colorado 80246.

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CROSSMARK LARGE CAP GROWTH ETF

Ticker: CLCG	Stock Exchange: NYSE Arca, Inc.

Investment Objective: Long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution (Rule 12b-1) Fees	None
Other Expenses[1]	None
Total Annual Fund Operating Expenses	0.50%

[1]	Because the Fund is new, “Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$51	$160

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Since the Fund is newly offered, portfolio turnover information is not available.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that does not seek to replicate the performance of a specific index. The Fund’s principal investment strategy is to invest in a portfolio of large-cap growth securities, subject to the limitations of the Fund’s values-based screening policies (see “Values-based Screens” below). Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-cap growth companies.* Large-cap growth

*

For purposes of this limit, investments include those made directly or through other investment companies that have substantially similar 80% investment policies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

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companies are defined as companies included in the Russell 1000 Growth Index from time to time. The Russell 1000 Growth Index had a market capitalization range, as of June 30, 2025, of $1.68 billion to $3.85 trillion. Substantially all of the equity securities in which the Fund invests will be included in the Russell 1000 Growth Index at the time of purchase. The Fund may invest a portion of its net assets in small- and mid-cap companies. The Fund may also invest in other investment companies and real estate investment trusts.

The Fund invests primarily in securities that are considered by portfolio management to have potential for earnings or revenue growth. Portfolio management will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management. Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. In addition, portfolio management will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. Portfolio management will generally sell a security if its model ranking declines significantly or research reveals a significant deterioration of the company’s fundamentals. Crossmark uses data from multiple third-party providers unaffiliated with Crossmark in the multi-factor quantitative models.

Through its multi-factor quantitative models and fundamental analysis, portfolio management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. With respect to the rankings provided by the multi-factor quantitative models, the models also include a component for identifying companies that, through their activities, both externally and internally, seek to reduce risk and create long-term resilience through sustainable and responsible business practices. Crossmark believes that such companies exhibit positive values, including, but not limited to, the fair treatment of employees, respect for the environment, positive engagement with the communities in which they operate, and responsible governance practices. This component of the multi-factor quantitative models is based on data and ratings generated by multiple third-party providers unaffiliated with Crossmark.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended, which means the Fund may invest in securities of relatively few issuers.

Values-based Screens. As noted above, in implementing its investment strategies, the Fund applies a set of values-based screens to use its best efforts to avoid investing in companies that are determined by Crossmark, pursuant to screening guidelines approved by the Fund’s Board of Trustees, to be: (1) materially involved in the production, distribution, retail, supply or licensing of alcohol or related products; (2) materially involved in the production, distribution, retail, supply or licensing of tobacco or related products (to include vaping and other alternative smoking products); (3) materially involved in gambling (to include the manufacture, distribution and operation of facilities and equipment whose intended use is gambling); (4) directly participating in providing abortions and/or the production of drugs that are used to terminate pregnancy; (5) leasing real estate to facilities providing abortions; (6) directly engaged in scientific research using stem cells derived from human embryos, fetal tissue or human embryo cloning techniques; (7) directly involved in the production of adult entertainment or materially involved in the distribution or retail of adult entertainment; or (8) directly involved in the production, distribution, retail, supply or licensing of psychoactive recreational cannabis or derivative products.

The Adviser uses data from third-party providers to create a list of companies that exceed the involvement thresholds set forth below and are thus designated as prohibited investments in which the Fund cannot invest. This prohibited investment list is updated by the Adviser quarterly and compared against current Fund holdings to confirm that the Fund does not hold any prohibited investments. If during a quarterly review, a security held in the Fund is identified as being on the prohibited investments list, the Fund will divest, as further discussed below.

Because the Fund uses its best efforts to avoid investments in companies that do not pass the values-based screening criteria, it will divest itself, in a timely manner, of any securities of companies held in the Fund’s portfolio that are later determined not to pass the values-based screening criteria, although the sale may be

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delayed if such securities are illiquid or if Crossmark determines that an immediate sale would have a negative tax or other effect on the Fund. However, the Fund may invest up to 5% of its net assets in certain collective investment vehicles or derivatives that may hold or derive value from securities issued by otherwise excluded companies.

For purposes of the alcohol, tobacco and gambling screens, material involvement means a company that derives 10% or more of its revenues from any combination of these three categories of screened activities. For purposes of the adult entertainment screen, companies directly involved in the production of adult entertainment (defined as media and materials intended to appeal exclusively to the prurient interest) and companies that derive 2% or more of their revenues from the distribution or retail of adult entertainment are screened. For purposes of the abortion, abortion facilities, stem cell research and cannabis screens, there is no revenue threshold; any direct involvement in the screened activities will cause a company to be screened out of the investment universe. For purposes of the abortion and abortion facilities screens, a company that is not itself directly involved in the screened activities will be screened out of the investment universe if (a) it owns 20% or more of another company that is directly participating in the screened activities, or (b) it is 50% or more owned by another company that is directly participating in the screened activities.

Principal Risks of Investing in the Fund

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than what you paid for them. The Fund, by itself, does not constitute a balanced investment program. The Fund may not achieve its objective if portfolio management’s expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests. The Fund’s performance may be better or worse than that of funds with similar investment policies. The Fund’s performance is also likely to be different from that of funds that use different strategies for selecting investments.

Risks of investing in the Fund include:

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Values-based Screening Policies Risk – The Fund’s values-based screening policies seek to exclude certain securities issuers from the universe of otherwise available investments. As a result, the Fund may not achieve the same level of performance as it otherwise would have in the absence of the screening process. The values-based screening process utilizes data generated by third-party providers unaffiliated with Crossmark and such information may be unavailable or unreliable. As a result, the values-based screening process may fail to screen out companies that should be screened out based on the screening criteria or may screen out companies that should not be screened out based on the screening criteria. If the Fund has invested in a company that is later determined not to pass the values-based screening criteria and sale of an investment in that company is required, selling the securities at issue could result in a loss to the Fund or a gain to the Fund that could be taxable to shareholders. Further, the Fund’s values-based screening policies may prevent the Fund from participating in an otherwise suitable investment opportunity.

•

Equity Securities Risk – The value of equity securities will rise and fall in response to the activities of the companies that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds will take precedence over the claims of owners of its equity securities.

•

Large-cap Companies Risk – Investments in large-cap companies are subject to the risks of equity securities. Large-cap companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

•	Growth Stocks Risk – Investments in growth stocks are subject to the risks of equity securities. Growth company stocks may provide minimal dividends that could otherwise cushion stock prices in a

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market decline. The value of growth company stocks may rise and fall significantly based, in part, on investors’ perceptions of the companies, rather than on fundamental analysis of the stocks.

•

Security Selection and Market Risk – The Fund’s portfolio securities may underperform the market or other funds with similar objectives. The value of the Fund’s investments may also change with general market conditions.

•

Market Disruption and Geopolitical Risk – Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the Fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the U.S. and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the Fund and its investments. Adverse market conditions or disruptions could cause the Fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.

Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the Fund’s investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.

Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the Fund and its investments.

In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, government entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.

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Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “Principal Risks of Investing in the Fund” section and may increase volatility in one or more markets in which the Fund invests leading to the potential for greater losses for the Fund.

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Inflation Risk – Inflation risk is the risk that the real value of certain assets or real income from investments (the value of such assets or income after accounting for inflation) will be less in the future as inflation decreases the value of money. Inflation, and investors’ expectation of future inflation, can impact the current value of the Fund’s portfolio, resulting in lower asset values and losses to shareholders. The risk may be elevated compared to historical market conditions and could be impacted by monetary policy measures and the current interest rate environment.

•

Issuer Risk – The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•

Management Risk – The Fund is subject to management risk because it is an actively-managed investment portfolio. Crossmark will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Additionally, as an actively-managed ETF that does not seek to replicate the performance of a specific index, the Fund may have a higher degree of portfolio turnover than passively-managed ETFs that do seek to replicate the performance of a specific index.

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Investment Strategy Risk – Proprietary and third party data and systems are utilized to support decision making by portfolio management for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance. Furthermore, there can be no assurance that the quantitative models used in managing the Fund will perform as anticipated or enable the Fund to achieve its objective.

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Positive Value Investing Risk – When portfolio management considers positive value characteristics when making investment decisions, there is a risk that the Fund may forgo otherwise attractive investment opportunities or increase or decrease its exposure to certain types of issuers and, therefore, may underperform funds that do not consider the same or any positive value characteristics. A company’s positive value characteristics are determined by portfolio management based on data and rankings generated by one or more third-party providers unaffiliated with Crossmark and such information may be unavailable or unreliable. As a result, portfolio management’s determination regarding a company’s positive value characteristics may be incorrect, which may impact investment decisions for the Fund. Investors can also differ in their views of what constitutes positive value characteristics. As a result, the Fund may invest in issuers that do not reflect or support, or that act contrary to, the values of any particular investor or the widely-held traditional values expressed in the Fund’s values-based screening policies.

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Non-diversification Risk – The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

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Small- and Mid-cap Companies Risk – Investments in small- and mid-cap companies are subject to the risks of equity securities. Investments in small- and mid-cap companies may involve greater risks than investments in securities of large-cap companies because small- and mid-cap companies generally have a limited track record. Small- and mid-cap companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result of these factors, the prices of these securities can be more volatile, which may increase the volatility of the Fund’s portfolio. For small-cap companies, these risks are increased.

•	Other Investment Companies or Real Estate Investment Trusts Risk – The Fund may invest in shares of other investment companies or real estate investment trusts (“funds”). The Fund bears a

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proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds’ investment advisory fees, although the fees paid by the Fund to Crossmark will not be proportionally reduced.

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Focus Risk – To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Fund’s performance. The Fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the Fund’s investments or fluctuations in the Fund’s assets, and the Fund is not required to reduce such exposures under these circumstances.

•

Concentration Policy Risk – To the extent securities of any one industry or group of industries comprise close to (or exceed due to market movements) 25% of the Fund, the Fund may be limited in its ability to purchase additional securities or to overweight with respect to the applicable industry or group of industries, due to the Fund’s fundamental policy not to concentrate in a particular industry or group of industries.

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Market Price Risk – Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the net asset value (“NAV”) of shares and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Crossmark cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, Crossmark believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in Fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, authorized participants (“APs”) or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. Secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s market price. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund at NAV.

•

Small Fund Risk – The Fund is newly offered. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund’s Board may determine to change the Fund’s investment objective or liquidate the Fund. While shareholder interests will be the primary consideration, a new investment objective may not match the interests and investing goals of individual shareholders, and any such investment objective change or liquidation may not be favorable to certain individual shareholders and could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders. Small Funds are also subject to the risk that one or more shareholders may hold a disproportionately large percentage of the Fund’s shares outstanding at any time, and the investment activities of any such shareholder could have a material impact on the Fund.

•	Authorized Participant Concentration Risk – The Fund may have a limited number of financial institutions that may act as authorized participants (“APs”). Only APs who have entered into

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agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described in the section of the Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral), and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to net asset value like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).

Performance

As of the date of this Prospectus, the Fund has not yet commenced operations and therefore does not report its performance information. Once available, the Fund’s performance information will be accessible on the Fund’s website at crossmarkglobaletf.com (the website does not form a part of this Prospectus) and will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over different periods compare with those of two measures of market performance, respectively. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Management

Crossmark is the Fund’s investment adviser. Robert Doll serves as lead portfolio manager of the Fund and Ryan Caylor serves as co-portfolio manager of the Fund. Mr. Doll is President, Chief Executive Officer and Chief Investment Officer of Crossmark and has served as a portfolio manager of the Fund since the Fund’s inception. Mr. Caylor is Head of Research and a Portfolio Manager of Crossmark and has served as a portfolio manager of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than net asset value (“NAV”), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 10,000 shares or multiples thereof (“Creation Units”) to authorized participants (“APs”) who have entered into agreements with PINE Distributors LLC, the Fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the Fund’s NAV, market price, premiums and discounts and bid-ask spreads may be found at crossmarkglobaletf.com (the website does not form a part of this Prospectus).

Federal Income Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both).

Payments to Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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CROSSMARK LARGE CAP VALUE ETF

Ticker: CLCV	Stock Exchange: NYSE Arca, Inc.

Investment Objective: Long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution (Rule 12b-1) Fees	None
Other Expenses[1]	None
Total Annual Fund Operating Expenses	0.50%

[1]	Because the Fund is new, “Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$51	$160

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Since the Fund is newly offered, portfolio turnover information is not available.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that does not seek to replicate the performance of a specific index. The Fund’s principal investment strategy is to invest in a portfolio of large-cap value securities, subject to the limitations of the Fund’s values-based screening policies (see “Values-based Screens” below). Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-cap value companies.* Large-cap value companies

*

For purposes of this limit, investments include those made directly or through other investment companies that have substantially similar 80% investment policies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy.

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are defined as companies included in the Russell 1000 Value Index from time to time. The Russell 1000 Value Index had a market capitalization range, as of June 30, 2025, of $1.68 billion to $2.39 trillion. Substantially all of the equity securities in which the Fund invests will be included in the Russell 1000 Value Index at the time of purchase. The Fund may invest a portion of its net assets in small- and mid-cap companies. The Fund may also invest in other investment companies and real estate investment trusts.

The Fund invests primarily in securities that are considered by portfolio management to be undervalued with good prospects for capital appreciation. Portfolio management will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management. Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. In addition, portfolio management will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. Portfolio management will generally sell a security if its model ranking declines significantly or research reveals a significant deterioration of the company’s fundamentals. Crossmark uses data from multiple third-party providers unaffiliated with Crossmark in the multi-factor quantitative models.

Through its multi-factor quantitative models and fundamental analysis, portfolio management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. With respect to the rankings provided by the multi-factor quantitative models, the models also include a component for identifying companies that, through their activities, both externally and internally, seek to reduce risk and create long-term resilience through sustainable and responsible business practices. Crossmark believes that such companies exhibit positive values, including, but not limited to, the fair treatment of employees, respect for the environment, positive engagement with the communities in which they operate, and responsible governance practices. This component of the multi-factor quantitative models is based on data and ratings generated by multiple third-party providers unaffiliated with Crossmark.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended, which means the Fund may invest in securities of relatively few issuers.

Values-based Screens. As noted above, in implementing its investment strategies, the Fund applies a set of values-based screens to use its best efforts to avoid investing in companies that are determined by Crossmark, pursuant to screening guidelines approved by the Fund’s Board of Trustees, to be: (1) materially involved in the production, distribution, retail, supply or licensing of alcohol or related products; (2) materially involved in the production, distribution, retail, supply or licensing of tobacco or related products (to include vaping and other alternative smoking products); (3) materially involved in gambling (to include the manufacture, distribution and operation of facilities and equipment whose intended use is gambling); (4) directly participating in providing abortions and/or the production of drugs that are used to terminate pregnancy; (5) leasing real estate to facilities providing abortions; (6) directly engaged in scientific research using stem cells derived from human embryos, fetal tissue or human embryo cloning techniques; (7) directly involved in the production of adult entertainment or materially involved in the distribution or retail of adult entertainment; or (8) directly involved in the production, distribution, retail, supply or licensing of psychoactive recreational cannabis or derivative products.

The Adviser uses data from third-party providers to create a list of companies that exceed the involvement thresholds set forth below and are thus designated as prohibited investments in which the Fund cannot invest. This prohibited investment list is updated by the Adviser quarterly and compared against current Fund holdings to confirm that the Fund does not hold any prohibited investments. If during a quarterly review, a security held in the Fund is identified as being on the prohibited investments list, the Fund will divest, as further discussed below.

Because the Fund uses its best efforts to avoid investments in companies that do not pass the values-based screening criteria, it will divest itself, in a timely manner, of any securities of companies held in the Fund’s portfolio that are later determined not to pass the values-based screening criteria, although the sale may be

9

delayed if such securities are illiquid or if Crossmark determines that an immediate sale would have a negative tax or other effect on the Fund. However, the Fund may invest up to 5% of its net assets in certain collective investment vehicles or derivatives that may hold or derive value from securities issued by otherwise excluded companies.

For purposes of the alcohol, tobacco and gambling screens, material involvement means a company that derives 10% or more of its revenues from any combination of these three categories of screened activities. For purposes of the adult entertainment screen, companies directly involved in the production of adult entertainment (defined as media and materials intended to appeal exclusively to the prurient interest) and companies that derive 2% or more of their revenues from the distribution or retail of adult entertainment are screened. For purposes of the abortion, abortion facilities, stem cell research and cannabis screens, there is no revenue threshold; any direct involvement in the screened activities will cause a company to be screened out of the investment universe. For purposes of the abortion and abortion facilities screens, a company that is not itself directly involved in the screened activities will be screened out of the investment universe if (a) it owns 20% or more of another company that is directly participating in the screened activities, or (b) it is 50% or more owned by another company that is directly participating in the screened activities.

Principal Risks of Investing in the Fund

Investment in the Fund involves risk. There can be no assurance that the Fund will achieve its investment objective. You can lose money on your investment in the Fund. When you sell your Fund shares, they may be worth less than what you paid for them. The Fund, by itself, does not constitute a balanced investment program. The Fund may not achieve its objective if portfolio management’s expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by market conditions as well as by the performance of the securities in which the Fund invests. The Fund’s performance may be better or worse than that of funds with similar investment policies. The Fund’s performance is also likely to be different from that of funds that use different strategies for selecting investments.

Risks of investing in the Fund include:

•

Values-based Screening Policies Risk – The Fund’s values-based screening policies seek to exclude certain securities issuers from the universe of otherwise available investments. As a result, the Fund may not achieve the same level of performance as it otherwise would have in the absence of the screening process. The values-based screening process utilizes data generated by third-party providers unaffiliated with Crossmark and such information may be unavailable or unreliable. As a result, the values-based screening process may fail to screen out companies that should be screened out based on the screening criteria or may screen out companies that should not be screened out based on the screening criteria. If the Fund has invested in a company that is later determined not to pass the values-based screening criteria and sale of an investment in that company is required, selling the securities at issue could result in a loss to the Fund or a gain to the Fund that could be taxable to shareholders. Further, the Fund’s values-based screening policies may prevent the Fund from participating in an otherwise suitable investment opportunity.

•

Equity Securities Risk – The value of equity securities will rise and fall in response to the activities of the companies that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds will take precedence over the claims of owners of its equity securities.

•

Large-cap Companies Risk – Investments in large-cap companies are subject to the risks of equity securities. Large-cap companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

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•

Value Stocks Risk – Investments in value stocks are subject to risks of equity securities, as well as the risks that (i) their intrinsic values may never be realized by the market or (ii) such stocks may turn out not to have been undervalued.

•

Security Selection and Market Risk – The Fund’s portfolio securities may underperform the market or other funds with similar objectives. The value of the Fund’s investments may also change with general market conditions.

•

Market Disruption and Geopolitical Risk – Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the Fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the U.S. and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the Fund and its investments. Adverse market conditions or disruptions could cause the Fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.

Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the Fund’s investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.

Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the Fund and its investments.

In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, government entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.

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Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “Principal Risks of Investing in the Fund” section and may increase volatility in one or more markets in which the Fund invests leading to the potential for greater losses for the Fund.

•

Inflation Risk – Inflation risk is the risk that the real value of certain assets or real income from investments (the value of such assets or income after accounting for inflation) will be less in the future as inflation decreases the value of money. Inflation, and investors’ expectation of future inflation, can impact the current value of the Fund’s portfolio, resulting in lower asset values and losses to shareholders. The risk may be elevated compared to historical market conditions and could be impacted by monetary policy measures and the current interest rate environment.

•

Issuer Risk – The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•

Management Risk – The Fund is subject to management risk because it is an actively-managed investment portfolio. Crossmark will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Additionally, as an actively-managed ETF that does not seek to replicate the performance of a specific index, the Fund may have a higher degree of portfolio turnover than passively-managed ETFs that do seek to replicate the performance of a specific index.

•

Investment Strategy Risk – Proprietary and third party data and systems are utilized to support decision making by portfolio management for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance. Furthermore, there can be no assurance that the quantitative models used in managing the Fund will perform as anticipated or enable the Fund to achieve its objective.

•

Positive Value Investing Risk – When portfolio management considers positive value characteristics when making investment decisions, there is a risk that the Fund may forgo otherwise attractive investment opportunities or increase or decrease its exposure to certain types of issuers and, therefore, may underperform funds that do not consider the same or any positive value characteristics. A company’s positive value characteristics are determined by portfolio management based on data and rankings generated by one or more third-party providers unaffiliated with Crossmark and such information may be unavailable or unreliable. As a result, portfolio management’s determination regarding a company’s positive value characteristics may be incorrect, which may impact investment decisions for the Fund. Investors can also differ in their views of what constitutes positive value characteristics. As a result, the Fund may invest in issuers that do not reflect or support, or that act contrary to, the values of any particular investor or the widely-held traditional values expressed in the Fund’s values-based screening policies.

•

Non-diversification Risk – The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

•

Small- and Mid-cap Companies Risk – Investments in small- and mid-cap companies are subject to the risks of equity securities. Investments in small- and mid-cap companies may involve greater risks than investments in securities of large-cap companies because small- and mid-cap companies generally have a limited track record. Small- and mid-cap companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result of these factors, the prices of these securities can be more volatile, which may increase the volatility of the Fund’s portfolio. For small-cap companies, these risks are increased.

•	Other Investment Companies or Real Estate Investment Trusts Risk – The Fund may invest in shares of other investment companies or real estate investment trusts (“funds”). The Fund bears a

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proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds’ investment advisory fees, although the fees paid by the Fund to Crossmark will not be proportionally reduced.

•

Focus Risk – To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Fund’s performance. The Fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the Fund’s investments or fluctuations in the Fund’s assets, and the Fund is not required to reduce such exposures under these circumstances.

•

Concentration Policy Risk – To the extent securities of any one industry or group of industries comprise close to (or exceed due to market movements) 25% of the Fund, the Fund may be limited in its ability to purchase additional securities or to overweight with respect to the applicable industry or group of industries, due to the Fund’s fundamental policy not to concentrate in a particular industry or group of industries.

•

Market Price Risk – Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the net asset value (“NAV”) of shares and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Crossmark cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, Crossmark believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in Fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, authorized participants (“APs”) or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. Secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s market price. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund at NAV.

•

Small Fund Risk – The Fund is newly offered. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund’s Board may determine to change the Fund’s investment objective or liquidate the Fund. While shareholder interests will be the primary consideration, a new investment objective may not match the interests and investing goals of individual shareholders, and any such investment objective change or liquidation may not be favorable to certain individual shareholders and could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders. Small Funds are also subject to the risk that one or more shareholders may hold a disproportionately large percentage of the Fund’s shares outstanding at any time, and the investment activities of any such shareholder could have a material impact on the Fund.

•	Authorized Participant Concentration Risk – The Fund may have a limited number of financial institutions that may act as authorized participants (“APs”). Only APs who have entered into

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agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described in the section of the Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral), and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to net asset value like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).

Performance

As of the date of this Prospectus, the Fund has not yet commenced operations and therefore does not report its performance information. Once available, the Fund’s performance information will be accessible on the Fund’s website at crossmarkglobaletf.com (the website does not form a part of this Prospectus) and will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over different periods compare with those of two measures of market performance, respectively. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Management

Crossmark is the Fund’s investment adviser. Robert Doll serves as lead portfolio manager of the Fund and Ryan Caylor serves as co-portfolio manager of the Fund. Mr. Doll is President, Chief Executive Officer and Chief Investment Officer of Crossmark and has served as a portfolio manager of the Fund since the Fund’s inception. Mr. Caylor is Head of Research and a Portfolio Manager of Crossmark and has served as a portfolio manager of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than net asset value (“NAV”), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 10,000 shares or multiples thereof (“Creation Units”) to authorized participants (“APs”) who have entered into agreements with PINE Distributors LLC, the Fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the Fund’s NAV, market price, premiums and discounts and bid-ask spreads may be found at crossmarkglobaletf.com (the website does not form a part of this Prospectus).

Federal Income Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both).

Payments to Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL FUND DETAILS

Investment Objectives, Strategies and Risks

The investment objective of Crossmark Large Cap Growth ETF and Crossmark Large Cap Value ETF is long-term capital appreciation. The information on the prior pages describe each Fund’s principal investment policies and strategies intended to achieve each Fund’s investment objective. The investment types detailed for each Fund are further described in the Statement of Additional Information. See “Principal Risks” below for additional information regarding the principal risks of investing in each Fund.

For each Fund, the Fund’s investment objective and 80% investment policy are non-fundamental and may be changed without shareholder approval. A Fund will provide shareholders with at least 60 days’ notice prior to making any changes to its investment objective or 80% investment policy. Although major changes tend to be infrequent, any major changes to a Fund could result in significant portfolio turnover and/or significant redemptions from the Fund, which could raise transaction costs and could result in increased taxable distributions to shareholders and distributions that would be taxable to shareholders at higher federal income tax rates.

Other Investment Practices

From time to time, each Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political, or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

Portfolio Turnover

Each Fund will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and the Fund’s investment objective, and there is no limitation on the length of time securities must be held by the Fund prior to being sold. Portfolio turnover rate will not be a limiting factor for a Fund. Higher portfolio turnover rates involve correspondingly higher transaction costs, which are borne directly by a Fund. In addition, a Fund may recognize short-term and long-term capital gains, which may result in taxable distributions to investors that may be greater than those made by other funds. Tax and transaction costs may lower a Fund’s effective return for investors.

Portfolio Holdings

A description of the Funds’ policies and procedures regarding disclosure of its portfolio securities is available in the Funds’ Statement of Additional Information, which is also available on the Fund’s website at crossmarkglobaletf.com. In addition, each Fund’s portfolio holdings may be viewed on the Fund’s website at crossmarkglobaletf.com.

Shareholder Reports and Other Information

Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Additional Information about the Funds

Each Fund is a series of Crossmark ETF Trust (the “Trust”), an open-end management investment company. Crossmark provides management and investment advisory services to the Funds. This Prospectus does not tell

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you about every policy or risk of investing in each Fund. If you want more information on each Fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Exclusive Forum for Litigation

The Agreement and Declaration of Trust (the “Declaration of Trust”) of the Trust provides that any suit, action or proceeding brought by or in the right of any shareholder or any person claiming any interest in any Fund shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with, the Declaration of Trust or the Trust, any Fund or any Fund shares, including any claim of any nature against the Trust, any Fund, the Trustees or officers of the Trust, shall be brought exclusively in the United States District Court for the Southern District of New York or, solely with respect to matters relating to the organization or internal affairs of the Trust or as otherwise required by law, the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, in the Superior Court of Delaware.

Other investment companies may not be subject to similar restrictions. The designation of an exclusive forum for litigation may make it more expensive for a shareholder to bring a suit than if the shareholder were permitted to select another jurisdiction. Also, the designation of an exclusive forum for litigation limits a shareholder’s ability to litigate a claim in the jurisdiction and in a manner that may be more convenient and favorable to the shareholder. It is possible that a court may choose not to enforce these provisions of Trust’s Declaration of Trust.

The foregoing provisions do not apply to claims arising under U.S. federal securities laws.

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PRINCIPAL RISKS

The principal risks of investing in each Fund are summarized above under the “Principal Risks of Investing in the Fund” section for each Fund. The risks described below expand on, and add to, those summaries as appropriate. The chart below identifies which risks apply to each Fund. Each Fund may be subject to additional risks other than those identified below because the types of investments made by each Fund can change over time. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

Risk	Crossmark Large Cap Growth ETF	Crossmark Large Cap Value ETF
Authorized Participant Concentration Risk	•	•

Concentration Policy Risk	•	•

Equity Securities Risk	•	•

Focus Risk	•	•

Growth Stocks Risk	•

Inflation Risk	•	•

Investment Strategy Risk	•	•

Issuer Risk	•	•

Large-cap Companies Risk	•	•

Management Risk	•	•

Market Disruption and Geopolitical Risk	•	•

Market Price Risk	•	•

Non-diversification Risk	•	•

Other Investment Companies or Real Estate Investment Trusts Risk	•	•

Positive Value Investing Risk	•	•

Security Selection and Market Risk	•	•

Small- and Mid-cap Companies Risk	•	•

Small Fund Risk	•	•

Values-based Screening Policies Risk	•	•

Value Stocks Risk		•

Authorized Participant Concentration Risk – The Fund may have a limited number of financial institutions that may act as authorized participants (“APs”). Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral), and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to net asset value like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).

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Concentration Policy Risk – To the extent securities of any one industry or group of industries comprise close to (or exceed due to market movements) 25% of the Fund, the Fund may be limited in its ability to purchase additional securities or to overweight with respect to the applicable industry or group of industries, due to the Fund’s fundamental policy not to concentrate in a particular industry or group of industries.

Equity Securities Risk – The value of equity securities will rise and fall in response to the activities of the companies that issued the securities, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds will take precedence over the claims of owners of its equity securities.

Focus Risk – To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Fund’s performance. The Fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the Fund’s investments or fluctuations in the Fund’s assets, and the Fund is not required to reduce such exposures under these circumstances.

Growth Stocks Risk – Investments in growth stocks are subject to the risks of equity securities. Growth company stocks may provide minimal dividends that could otherwise cushion stock prices in a market decline. The value of growth company stocks may rise and fall significantly based, in part, on investors’ perceptions of the companies, rather than on fundamental analysis of the stocks. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments or other news. A growth company may fail to fulfill apparent promise or may be eclipsed by competitors or its products or its services may be rendered obsolete by new technologies. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic and other factors. In addition, the growth stocks selected for investment by portfolio management may not perform as anticipated.

Inflation Risk – Inflation risk is the risk that the real value of certain assets or real income from investments (the value of such assets or income after accounting for inflation) will be less in the future as inflation decreases the value of money. Inflation, and investors’ expectation of future inflation, can impact the current value of the Fund’s portfolio, resulting in lower asset values and losses to shareholders. The risk may be elevated compared to historical market conditions and could be impacted by monetary policy measures and the current interest rate environment.

Investment Strategy Risk – Proprietary and third party data and systems are utilized to support decision making by portfolio management for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance. Furthermore, there can be no assurance that the quantitative models used in managing the Fund will perform as anticipated or enable the Fund to achieve its objective.

Issuer Risk – The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Large-cap Companies Risk – Investments in large-cap companies are subject to the risks of equity securities. Large-cap companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Management Risk – The Fund is subject to management risk because it is an actively-managed investment portfolio. Crossmark will apply investment techniques and risk analyses in making investment decisions for the

18

Fund, but there can be no guarantee that these will produce the desired results. Additionally, as an actively-managed ETF that does not seek to replicate the performance of a specific index, the Fund may have a higher degree of portfolio turnover than passively-managed ETFs that do seek to replicate the performance of a specific index.

Market Disruption and Geopolitical Risk – Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the Fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the U.S. and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the Fund and its investments. Adverse market conditions or disruptions could cause the Fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.

Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the Fund’s investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.

Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the Fund and its investments.

In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, government entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.

Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “Principal Risks” section and may increase volatility in one or more markets in which the Fund invests leading to the potential for greater losses for the Fund.

Market Price Risk – Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in

19

response to changes in the net asset value (“NAV”) of shares and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. Crossmark cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, Crossmark believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in Fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the Fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, authorized participants (“APs”) or market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the Fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of Fund shares through arbitrage opportunities, there is no guarantee that they will do so. Secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s market price. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the Fund at NAV.

Non-diversification Risk – The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

Other Investment Companies or Real Estate Investment Trusts Risk – The Fund may invest in shares of other investment companies or real estate investment trusts (“funds”). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds’ investment advisory fees, although the fees paid by the Fund to Crossmark will not be proportionally reduced.

Positive Value Investing Risk – When portfolio management considers positive value characteristics when making investment decisions, there is a risk that the Fund may forgo otherwise attractive investment opportunities or increase or decrease its exposure to certain types of issuers and, therefore, may underperform funds that do not consider the same or any positive value characteristics. A company’s positive value characteristics are determined by portfolio management based on data and rankings generated by one or more third-party providers unaffiliated with Crossmark and such information may be unavailable or unreliable. As a result, portfolio management’s determination regarding a company’s positive value characteristics may be incorrect, which may impact investment decisions for the Fund. Investors can also differ in their views of what constitutes positive value characteristics. As a result, the Fund may invest in issuers that do not reflect or support, or that act contrary to, the values of any particular investor or the widely-held traditional values expressed in the Fund’s values-based screening policies.

Security Selection and Market Risk – The Fund’s portfolio securities may underperform the market or other funds with similar objectives. The value of the Fund’s investments may also change with general market conditions.

Small- and Mid-cap Companies Risk – Investments in small- and mid-cap companies are subject to the risks of equity securities. Investment in small- and mid-cap companies may involve greater risks than investments in securities of large-cap companies because small- and mid-cap companies generally have a limited track record. Small- and mid-cap companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result of these factors, the prices of these securities can be more volatile, which may increase the volatility of the Fund’s portfolio. For small-cap companies, these risks are increased. In addition, because stock analysts are less likely to

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follow small- and mid-cap companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small- and mid-cap companies, since they may lack the financial resources of larger companies.

Small Fund Risk – The Fund is newly offered. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund’s Board may determine to change the Fund’s investment objective or liquidate the Fund. While shareholder interests will be the primary consideration, a new investment objective may not match the interests and investing goals of individual shareholders, and any such investment objective change or liquidation may not be favorable to certain individual shareholders and could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders. Small Funds are also subject to the risk that one or more shareholders may hold a disproportionately large percentage of the Fund’s shares outstanding at any time, and the investment activities of any such shareholder could have a material impact on the Fund.

Values-based Screening Policies Risk – The Fund’s values-based screening policies seek to exclude certain securities issuers from the universe of otherwise available investments. As a result, the Fund may not achieve the same level of performance as it otherwise would have in the absence of the screening process. The values-based screening process utilizes data generated by third-party providers unaffiliated with Crossmark and such information may be unavailable or unreliable. As a result, the values-based screening process may fail to screen out companies that should be screened out based on the screening criteria or may screen out companies that should not be screened out based on the screening criteria. If the Fund has invested in a company that is later determined not to pass the values-based screening criteria and sale of an investment in that company is required, selling the securities at issue could result in a loss to the Fund or a gain to the Fund that could be taxable to shareholders. Further, the Fund’s values-based screening policies may prevent the Fund from participating in an otherwise suitable investment opportunity.

Value Stocks Risk – Investments in value stocks are subject to risks of equity securities, as well as the risks that (i) their intrinsic values may never be realized by the market or (ii) such stocks may turn out not to have been undervalued. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic and other factors. In addition, the value stocks selected for investment by portfolio management may not perform as anticipated.

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MANAGEMENT

Investment Adviser

Crossmark Global Investments, Inc. (“Crossmark”), a wholly-owned subsidiary of Crossmark Global Holdings, Inc. formed in 1982 and located at 15375 Memorial Dr., Suite 200, Houston, TX 77079, acts as the investment adviser for each of the Funds. Crossmark provides investment management services to investment companies, pension and profit-sharing plans and accounts, corporations and individuals. As of June 30, 2025, Crossmark managed $7.57 billion in assets.

Crossmark provides investment advisory and values-based screening services to the Funds pursuant to an Investment Advisory Agreement. A discussion of the basis for the Board of Trustees’ (the “Board”) approval of the investment advisory agreement for the Funds will be available in the Funds’ first report filed on Form N-CSR (available on the EDGAR Database on the Securities and Exchange Commission’s (“SEC”) website at sec.gov) and will be posted on the Fund’s website at crossmarkglobaletf.com. As compensation for Crossmark’s services as investment adviser, each Fund pays Crossmark a unitary advisory fee, as a percentage of each Fund’s average daily net assets, equal to the rate set forth in the table below.

Fund	Unitary Advisory Fee

Crossmark Large Cap Growth ETF	0.50%

Crossmark Large Cap Value ETF	0.50%

The Adviser shall pay all of the ordinary operating expenses of each Fund (including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and license fees, if any), but excluding the fee payment under the Investment Advisory Agreement, interest, taxes, acquired fund fees and expenses (if any), brokerage commissions and other expenses connected with the execution of portfolio transactions (such as dividend and distribution expenses from securities sold short and/or other investment-related costs), distribution and service fees payable pursuant to a Rule 12b-1 plan (if any), litigation expenses and extraordinary expenses.

Portfolio Managers

Robert Doll, CPA, CFA, joined Crossmark in May 2021 as Chief Investment Officer. Mr. Doll now serves as Crossmark’s President, Chief Executive Officer and Chief Investment Officer. Prior to joining Crossmark, he held roles of Senior Portfolio Manager and Chief Equity Strategist at Nuveen and BlackRock, President and Chief Investment Officer at Merrill Lynch Investment Managers, and Chief Investment Officer at Oppenheimer Funds, Inc. He received his Bachelor’s Degrees in Accounting and Economics from Lehigh University and his MBA from the Wharton School of the University of Pennsylvania. He is a Certified Public Accountant (CPA) and a Chartered Financial Analyst (CFA).

Ryan Caylor, CFA, began his career in 2011 as an Associate in the Valuation Group at PricewaterhouseCoopers, LLP. In 2013, Mr. Caylor joined Tudor, Pickering, Holt & Co. as a sell-side equity research analyst covering competitive power and electric utilities stocks. Mr. Caylor joined Crossmark in 2016 and currently serves as a Portfolio Manager and Head of Research. Mr. Caylor graduated from Tulane University with a Bachelor’s Degree in Finance, as well as Master’s Degrees in Accounting and Finance, and is a Chartered Financial Analyst (CFA).

Day-to-day management of each Fund is carried out by the portfolio managers listed under the “Management” section in the applicable Fund’s summary section above.

The Funds’ Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by such portfolio manager, and such portfolio manager’s ownership of securities in the Fund for which the portfolio manager provides portfolio management services.

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Administrator and Fund Accounting and Sub-Administration Services Provider

Pursuant to an Administration Agreement, Crossmark provides administration and compliance services to the Funds. For its administration and compliance services under the Administration Agreement, pursuant to the terms of the Administration Agreement, the Funds do not directly pay Crossmark for these services, as Crossmark will receive payment under the unitary management fee it receives from the Funds.

Brown Brothers Harriman & Co. acts as fund accounting and sub-administration services provider for each Fund.

Values-Based Screening Policies

The Funds offer investors the opportunity to pursue investment goals while being consistent with widely held traditional values. In implementing its investment strategies, each Fund applies a set of values-based screens to use its best efforts to avoid investing in companies that are determined by Crossmark, pursuant to screening guidelines approved by the Fund’s Board of Trustees, to be: (1) materially involved in the production, distribution, retail, supply or licensing of alcohol or related products; (2) materially involved in the production, distribution, retail, supply or licensing of tobacco or related products (to include vaping and other alternative smoking products); (3) materially involved in gambling (to include the manufacture, distribution and operation of facilities and equipment whose intended use is gambling); (4) directly participating in providing abortions and/or the production of drugs that are used to terminate pregnancy; (5) leasing real estate to facilities providing abortions; (6) directly engaged in scientific research using stem cells derived from human embryos, fetal tissue or human embryo cloning techniques; (7) directly involved in the production of adult entertainment or materially involved in the distribution or retail of adult entertainment; or (8) directly involved in the production, distribution, retail, supply or licensing of psychoactive recreational cannabis or derivative products.

The Adviser uses data from third-party providers to create a list of companies that exceed the involvement thresholds set forth below and are thus designated as prohibited investments in which the Fund cannot invest. This prohibited investment list is updated by the Adviser quarterly and compared against current Fund holdings to confirm that the Fund does not hold any prohibited investments. If during a quarterly review, a security held in the Fund is identified as being on the prohibited investments list, the Fund will divest, as further discussed below.

Because each Fund uses its best efforts to avoid investments in companies that do not pass the values-based screening criteria, it will divest itself, in a timely manner, of any securities of companies held in the Fund’s portfolio that are later determined not to pass the values-based screening criteria, although the sale may be delayed if such securities are illiquid or if Crossmark determines that an immediate sale would have a negative tax or other effect on the Fund. However, each Fund may invest up to 5% of its net assets in certain collective investment vehicles or derivatives that may hold or derive value from securities issued by otherwise excluded companies.

For purposes of the alcohol, tobacco and gambling screens, material involvement means a company that derives 10% or more of its revenues from any combination of these three categories of screened activities. For purposes of the adult entertainment screen, companies directly involved in the production of adult entertainment (defined as media and materials intended to appeal exclusively to the prurient interest) and companies that derive 2% or more of their revenues from the distribution or retail of adult entertainment are screened. For purposes of the abortion, abortion facilities, stem cell research and cannabis screens, there is no revenue threshold; any direct involvement in the screened activities will cause a company to be screened out of the investment universe. For purposes of the abortion and abortion facilities screens, a company that is not itself directly involved in the screened activities will be screened out of the investment universe if (a) it owns 20% or more of another company that is directly participating in the screened activities, or (b) it is 50% or more owned by another company that is directly participating in the screened activities.

The Funds may apply additional values-based screening criteria that are deemed by the Funds’ Board, in consultation with Crossmark, to be consistent with widely held traditional values.

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BUYING AND SELLING SHARES

Additional shareholder information, including how to buy and sell shares of a Fund, is available free of charge by calling, toll-free, 1-888-845-6910 or visiting the Fund’s website at crossmarkglobaletf.com.

Shares of a Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market prices like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of a Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of a Fund based on its trading volume and market liquidity, and is generally lower if a Fund has a lot of trading volume and market liquidity and higher if a Fund has little trading volume and market liquidity.

Shares of a Fund may be acquired or redeemed directly from a Fund only in Creation Units or multiples thereof, as discussed in the section of this Prospectus entitled “Creations and Redemptions.” Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with a Fund. Once created, shares of a Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has evaluated the risks of market timing activities by a Fund’s shareholders. The Board noted that shares of a Fund can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in a Fund’s shares occurs on the secondary market. Because the secondary market trades do not involve a Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in a Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with a Fund, to the extent effected in-kind (i.e., for securities), such trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that such trades could result in dilution to a Fund and increased transaction costs, which could negatively impact a Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that a Fund’s shares trade at or close to NAV. In addition, a Fund imposes both fixed and variable transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by a Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund’s trading costs increase in those circumstances. Given this structure, the Board determined that with respect to a Fund it is not necessary to adopt policies and procedures to detect and deter market timing of a Fund’s shares.

Shares of a Fund trade on the exchange and under the ticker symbol as shown in the table below.

Fund	Ticker	Stock Exchange
Crossmark Large Cap Growth ETF	CLCG	NYSE Arca, Inc.

Crossmark Large Cap Value ETF	CLCV	NYSE Arca, Inc.

Book Entry

Shares of a Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of a Fund and is recognized as the owner of all shares for all purposes. Investors owning shares of a Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of a Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other

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institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices

The trading prices of a Fund’s shares in the secondary market generally differ from a Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors.

Determination of Net Asset Value

The NAV of each Fund is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. A temporary intraday suspension or disruption of regular trading on the NYSE will not be treated as the close of regular trading for that day if trading resumes and therefore will not impact the time at which a Fund calculates its NAV on that day. In the event of an early close of regular trading on the NYSE, such as in the case of scheduled half-day trading, shortened trading hours due to emergency circumstances or unscheduled suspensions of trading, a Fund will calculate its NAV as of the early close on that day. The Funds do not calculate their NAVs on days the NYSE is closed for trading— normally, weekends, national holidays and Good Friday. The NAV of a Fund reflects the aggregate assets less the liabilities attributable to the Fund.

Equity securities listed on a domestic exchange are valued at the official closing price or last trade price, or the last bid price if there was no trade that day. Equity securities traded on The NASDAQ Stock Market LLC (“Nasdaq”) use the official closing price, if available, and otherwise, use the last trade price, or the last bid price if there was no trade on that day. Equity securities that are traded in the over-the-counter market only, but that are not included on Nasdaq, are valued at the last trade price. Open-end money market mutual funds are valued at NAV per share. These prices will be obtained by the Funds’ accounting agent from an approved pricing source. If no such price can be obtained by the Funds’ accounting agent, the security will be valued at the last trade price unless Crossmark determines an alternative pricing methodology is appropriate. Domestic fixed income securities, including short-term instruments, are priced at an evaluated bid price provided by an approved pricing source.

If portfolio investments held by the Funds cannot be valued as set forth above or if a market quotation for a portfolio investment is not readily available, or cannot be determined, or if any market quotation is deemed to be unreliable or inaccurate by Crossmark, the portfolio investment will be priced at its fair value as determined by Crossmark. It cannot be assured that any such fair value determination represents the price at which the particular portfolio investments could be sold during the period in which such fair value prices are used to determine the value of a Fund’s assets.

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CREATIONS AND REDEMPTIONS

Prior to trading in the secondary market, shares of the Funds are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 10,000 shares or multiples thereof (“Creation Units”). The size of a Creation Unit will be subject to change. Each “creator” or AP (which must be a DTC participant) enters into an authorized participant agreement (“Authorized Participant Agreement”) with the Funds’ distributor, PINE Distributors LLC (the “Distributor”), subject to acceptance by the Funds’ transfer agent. Only an AP may create or redeem Creation Units. Creation Units generally are issued and redeemed in exchange for a specific basket of securities approximating the holdings of a Fund and a designated amount of cash. A Fund may accept purchases or pay out redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. Except when aggregated in Creation Units, shares are not redeemable by a Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the Authorized Participant Agreement.

Additional information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Funds’ Statement of Additional Information.

Each Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Further, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A under the Securities Act, will not be able to receive Fund securities that are restricted securities eligible for resale under Rule 144A.

Authorized Participants and the Continuous Offering of Shares

Because new shares may be created and issued on an ongoing basis, at any point during the life of a Fund a “distribution,” as such term is used in the Securities Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the Securities Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is available only with respect to transactions on a national securities exchange.

Transaction Fees

APs are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to a maximum of 2% for redemptions, including the standard redemption fee) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fee for each Fund is set forth in the table below. The maximum redemption fee, as a percentage of the amount redeemed, is 2%.

Fund	Fee
Crossmark Large Cap Growth ETF	$350

Crossmark Large Cap Value ETF	$350

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DIVIDENDS AND DISTRIBUTIONS

General Policies. Dividends from net investment income, if any, are generally declared and paid annually by each Fund. Distributions of net capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for a Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve a Fund’s status as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for a taxable year or to avoid imposition of income or excise taxes on undistributed income or gains in a taxable year.

Dividends and other distributions on shares of a Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners as of the record date with proceeds received from a Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of a Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of a Fund purchased in the secondary market. Taxable dividend distributions will be subject to U.S. federal income tax whether received in cash or reinvested in additional shares.

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TAXES

As with any investment, you should consider how your investment in shares of a Fund will be taxed. The U.S. federal income tax information in this Prospectus is provided as general information and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. You should consult your own tax professional about the tax consequences of an investment in shares of a Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-advantaged retirement account, such as an IRA, you need to be aware of the possible tax consequences when a Fund makes distributions or you sell Fund shares.

U.S. Federal Income Tax on Distributions

Each Fund is treated as a separate corporation for U. S. federal income tax purposes under the Code and each Fund intends to qualify as a RIC under Subchapter M of the Code for each taxable year. As a RIC, a Fund generally pays no federal income tax on the income and gains it distributes to you. You will generally be subject to federal income tax on such distributions unless you qualify for special tax treatment. Each Fund pays its shareholders dividends from its investment company taxable income (determined without regard to the deduction for dividends paid) and distributions from any recognized net capital gains (i.e., the excess of net long-term capital gains over the sum of net short-term capital losses and capital loss carryforwards available from prior years). If a Fund did not qualify as a RIC in a taxable year, it would be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level first before being subject to further tax at the shareholder level when such income is distributed.

Distributions from a Fund’s net investment income (other than qualified dividend income), including distributions out of the Fund’s net short-term capital gains, if any, are generally taxable to you as ordinary income for U.S. federal income tax purposes. However, a portion of such distributions that were derived from certain corporate dividends may qualify for either the 50% dividends received deduction available to corporate shareholders under the Code, or the reduced rates of federal income taxation for “qualified dividend income” (as defined in the Code and discussed below) currently available to individual and other non-corporate shareholders under the Code. Distributions by a Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are generally taxable for U.S. federal income tax purposes to non-corporate shareholders as long-term capital gains, regardless of how long the shareholders have held the Fund’s shares. Distributions by a Fund of qualified dividend income that it receives are taxable to a non-corporate shareholder at long-term capital gain rates, provided the shareholder satisfies certain holding period and other requirements. The maximum individual U.S. federal income tax rate applicable to qualified dividend income and long-term capital gains is 20%. As discussed below, an additional 3.8% Medicare tax may also apply to certain non-corporate shareholders’ distributions from a Fund.

A non-corporate shareholder may be eligible to treat qualified dividend income received by a Fund as qualified dividend income when distributed to the non-corporate shareholder if the shareholder satisfies certain holding period and other requirements. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that a Fund satisfies certain holding period and other requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified non-U.S. corporation means any non-U.S. corporation that is incorporated in a possession of the United States or eligible for benefits under a comprehensive income tax treaty with the United States which includes an exchange of information program or if the stock with respect to which the dividend was paid is readily tradable on an established United States security market. The term excludes a corporation that is a “passive foreign investment company” (as defined in the Code).

For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by a Fund, and to a share of the Fund held without being hedged by the

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shareholder receiving the dividend, for 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date.

In general, your distributions are treated for U.S. federal income tax purposes as received in the year during which they are paid. Distributions generally are taxable in the year you receive them. However, certain distributions declared to shareholders of record in the last three months of the calendar year and actually paid in January of the following calendar year are taxable as if such distributions were paid on December 31 of the year declared.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated for U.S. federal income tax purposes as a tax-free return of capital to the extent of the shareholder’s basis in his, her or its shares of the Fund, and generally as a capital gain thereafter. Because a return of capital distribution will reduce the shareholder’s cost basis in his, her or its shares, a return of capital distribution may result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

The previous discussion applies to beneficial owners of shares of a Fund that are “United States persons” under the Code, other than partnerships and other than investors that are subject to special tax treatment (such as financial institutions, real estate investment trusts, RICs and retirement plans), except as otherwise specifically provided herein. If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, a Fund’s ordinary income dividends (including, in certain circumstances, distributions of net short-term capital gains) you receive will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business, provided that withholding tax will generally not apply to any gain or income recognized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of a Fund unless the non-U.S. shareholder is an individual who is present in the United States for 183 days or more during the taxable year or in the case of properly reported dividends received by a nonresident alien or foreign entity that are paid with respect to the Fund’s “qualified short-term capital gains” (as such term is defined under the Code). If applicable, to avoid or reduce such 30% U.S. withholding tax, an Internal Revenue Service (“IRS”) Form W-8BEN, W-8BEN-E, W-8ECI, W-8EXP or W-8IMY may be filed.

If you are a resident or a citizen of the United States, by law, back-up withholding (currently at a rate of 24%) will apply to your dividends, distributions, sales proceeds and any other payments you receive from the Fund if you have not provided a taxpayer identification number or social security number and made other required certifications or if you are otherwise subject to back-up withholding. In certain circumstances, the IRS may also require a Fund to back-up withhold even when an appropriate taxpayer identification number or social security number has been provided or certified.

U.S. Federal Income Tax when Shares are Sold

Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid (or treated as paid) with respect to such shares. Your ability to deduct capital losses may be limited.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable

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dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

As discussed above, the foregoing discussion summarizes some general consequences under current U.S. federal income tax law of an investment in a Fund solely for shareholders (i) who are beneficial owners of the shares of the Fund, (ii) hold such shares as capital assets and (iii) are United States persons (as such term is defined in the Code) other than partnerships and other than investors that are subject to special tax treatment (such as financial institutions, real estate investment trusts, RICs and retirement plans), except as otherwise specifically provided herein. It is not intended to be a full discussion of all federal income tax laws and their effect on shareholders nor is it a substitute for personal tax advice. You may also be subject to state, local and foreign, as applicable, taxation on Fund distributions and sales of shares of a Fund. Consult your personal tax adviser about the potential tax consequences of an investment in shares of a Fund under all applicable tax laws before making an investment in a Fund.

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DISTRIBUTION

The Distributor distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of a Fund. The Distributor has no role in determining the policies of a Fund or the securities that are purchased or sold by a Fund. The Distributor’s principal address is 501 S. Cherry Street, Suite 610, Denver, Colorado 80246.

The Board has adopted a Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 1.00% of its average daily net assets each year to finance activities primarily related to distribution, marketing and shareholder servicing. The Funds do not currently pay 12b-1 fees and there are no plans to charge these fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of a Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges. Rule 12b-1 fees to be paid by a Fund under the Plan may only be imposed after approval by the Board.

Crossmark and/or its affiliates may pay additional compensation, out of their own assets and not as an additional charge to each Fund, to selected unaffiliated broker-dealers or other financial intermediaries (“financial representatives”) in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares (“revenue sharing”). For example, Crossmark and/or its affiliates may, using their legitimate profits, compensate financial representatives for providing a Fund with “shelf space” or access to a third party platform or Fund offering list or other marketing programs, including, without limitation, inclusion of the Fund on preferred or recommended sales lists, fund “supermarket” platforms and other formal sales programs; granting Crossmark and/or its affiliates access to the financial representative’s sales force; granting Crossmark and/or its affiliates access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial representative, the particular Fund or Fund type or other measures as agreed to by Crossmark and/or its affiliates and the financial representatives or any combination thereof. The amount of these payments is determined at the discretion of Crossmark and/or its affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.

Receipt of, or the prospect of receiving, this additional compensation may influence your financial representative’s recommendation of a Fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of a Fund.

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PREMIUM/DISCOUNT INFORMATION

Information regarding how often shares of each Fund traded on NYSE Arca, Inc. at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past calendar year can be found at crossmarkglobaletf.com (the website does not form a part of this Prospectus).

FINANCIAL HIGHLIGHTS

Because each Fund is newly offered, financial highlights information is not available.

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Visit us online at:

crossmarkglobaletf.com

HOW TO GET MORE INFORMATION

Further information about the Funds is contained in the Statement of Additional Information (SAI). The SAI contains more detail about some of the matters discussed in this Prospectus. The SAI is incorporated into this Prospectus by reference.

Additional information about each Fund’s investments will be available in the Funds’ annual and semi-annual reports to shareholders and in the Funds’ annual and semi-annual filings with the Securities and Exchange Commission (“SEC”) on Form N-CSR. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s investment performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

You may obtain free copies of the SAI, reports or other information about the Funds (such as financial statements) or make other inquiries by calling 1-888-845-6910. You may also visit the Funds’ website at crossmarkglobaletf.com, where information is available.

The SAI, reports, and other information about the Funds are available on the EDGAR Database on the SEC website at sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by sending an email request to publicinfo@sec.gov.

The Investment Company Act File Number with the SEC for the Funds is: 811-24070.

Distributed by: PINE Distributors LLC 501 S. Cherry Street, Suite 610 Denver, Colorado 80246

CROSSMARK ETF TRUST

A LEADER IN VALUES-BASED INVESTING

Crossmark Large Cap Growth ETF		Crossmark Large Cap Value ETF

NYSE Arca, Inc.	CLCG	NYSE Arca, Inc.	CLCV

(The foregoing are all series of Crossmark ETF Trust)

STATEMENT OF ADDITIONAL INFORMATION

July 21, 2025

This Statement of Additional Information (“SAI”) is not a Prospectus but it contains information in addition to and more detailed than that set forth in the Prospectus for Crossmark Large Cap Growth ETF and Crossmark Large Cap Value ETF (each a “Fund” and together, the “Funds”) and should be read in conjunction with the Prospectus for the Funds dated July 21, 2025. The information in this Statement of Additional Information expands on the information contained in the Prospectus and any supplements thereto. A copy of the Funds’ Prospectus may be obtained without charge by contacting the Funds by phone at 1-888-845-6910 or by writing to it at 15375 Memorial Dr., Suite 200 Houston, TX 77079.

You may obtain a copy of each Fund’s annual and semi-annual reports, when available, at no charge by contacting the Fund at the address or phone number noted above.

-i-

GENERAL INFORMATION

Crossmark ETF Trust (the “Trust”) is an open-end management investment company. The Trust currently includes two series, the Funds, but may in the future include additional series. Each Fund operates as an actively managed exchanged-traded fund.

The Trust was organized as a Delaware statutory trust on March 27, 2025. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, as amended, the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Trust is governed by its Board of Trustees (the “Board”).

Each Fund offers and issues Shares at its net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Each Fund generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares will be listed on the NYSE Arca, Inc. (the “Exchange”), subject to notice of issuance. Shares of each Fund will trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. As a practical matter, only institutions or large investors, known as “Authorized Participants” or “APs,” purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not individually redeemable.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Authorized Participant Agreement (as discussed below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

Crossmark Global Investments, Inc. (“Crossmark” or the “Advisor”) serves as investment adviser to the Funds. Crossmark provides portfolio screening services to the Funds for use in the management of the Funds’ investment portfolios, as well as certain administration, compliance and claims preparation services to the Funds. In addition, Brown Brothers Harriman & Co. acts as fund accounting and sub-administration services provider, transfer agent and custodian for the Funds. Cottonwood Falls, LLC, provides principal financial officer services to the Funds. PINE Distributors LLC is the Funds’ distributor. (See “Adviser,” “Sub-Administration, Fund Accounting and Transfer Agency” and “Distributor”.)

DESCRIPTION OF SHARES

The Amended and Restated Declaration of Trust (the “Declaration of Trust”) authorizes the issuance of an unlimited number of funds and shares. Each share represents an equal proportionate interest in the applicable Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the applicable Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional funds or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing Shares will not be issued. Shares, when issued, are fully paid and non-assessable.

Each full Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds in the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders.

Under the Declaration of Trust, the Trustees have the power to liquidate a Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for anything else. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee, or agent of the Trust, and any person who is serving or has served at the Trust’s request as a trustee, director, officer, employee or agent of another organization with respect to any involvement in any threatened, pending or completed claim, demand, suit, inquiry, action or proceeding or other occurrence of a similar nature, whether civil, criminal, administrative or investigative by reason of his or her service in such a position. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for a Trustee’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES, AND RELATED RISKS

Each Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Investment Strategies” in this SAI.

INVESTMENT STRATEGIES

Following is a discussion of the various types of securities and strategies that may be used by a Fund, to the extent not inconsistent with its investment objective and policies.

Temporary Defensive and Other Short-Term Positions

Although it is expected that each of the Funds will normally be invested consistent with its investment objective and policies, each of the Funds may invest in certain short-term, high-quality debt instruments for the following purposes: (a) to meet anticipated day-to-day operating expenses; (b) pending Crossmark’s ability to invest cash inflows; (c) to permit the relevant Fund to meet redemption requests; and (d) for temporary defensive purposes. The short-term instruments in which the Funds may invest include: (i) short-term obligations of the U.S. Government or its agencies, instrumentalities, authorities, or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (v) repurchase agreements; (vi) money market funds; and (vii) zero coupon bonds.

The Funds’ short-term investments will generally not have maturities of greater than one year.

Common Stock, Convertible Securities, and Other Equity Securities

Each Fund may invest in common stocks, which represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company’s organization and operations. Common stocks do not contain a guarantee of value — their prices can fluctuate up or down and may be reduced to zero under certain circumstances.

The Funds may also buy other types of equity securities such as convertible securities (including “synthetic convertible securities”), preferred stock, and warrants or other securities that are exchangeable for shares of common stock. A convertible security is a security that may be converted at either a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer-term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.

The Funds may invest in preferred stock. Unlike common stock, preferred stock offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and it may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

“Synthetic” convertible securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund will invest in synthetic convertibles only with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or “A” or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Small- and mid-cap companies tend to be smaller, less established companies, and investment in equity securities of these companies may involve greater risk than is customarily associated with securities of larger, more established companies. Small- and mid-cap companies may experience relatively higher growth rates and higher failure rates than do larger companies. The trading volume of securities of small- and mid-cap companies is normally less than that of larger companies and, therefore, such volume may disproportionately affect the market price of such securities, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

While all investments involve risk, micro-cap stocks are among the riskiest. Many micro-cap companies are new and have no proven track record. Some of these companies have no assets, operations, or revenues. Others have products and services that are still in development or have yet to be tested in the market. Another risk that pertains to micro-cap stocks involves the low volumes of trades. Because many micro-cap stocks trade in low volumes, any size of trade can have a large percentage impact on the price of the stock.

Foreign Securities

Although the Funds expect to invest principally in securities of U.S. issuers, the Funds may also invest in some foreign securities. The Funds may invest in U.S. dollar-denominated securities that may be issued or guaranteed by non-U.S. entities. Certain of these investments may be made directly by the Funds; others may be indirect, through another investment company in which the Funds may invest. Investing in securities issued by foreign corporations involves considerations and possible risks not typically associated with investing in obligations issued by domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of U.S. dollar-denominated foreign investments are affected by changes in application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. These securities may involve higher brokerage commissions than securities of U.S. issuers, and they may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in issuers in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

A Fund’s foreign investments may include emerging-market stock. The considerations outlined above when making investments in foreign securities also apply to investments in emerging markets. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging-market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestments, resource self-sufficiency and balance of payments position. Many emerging-market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging-market countries.

Foreign government securities in which a Fund may invest may include obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of “quasi-government agencies.”

A Fund may invest in equity securities of non-U.S. issuers, in the form of American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) (together, “Depositary Receipts”), or other securities convertible into securities of eligible European or Far Eastern issuers. The securities for which these securities may be exchanged may not necessarily be U.S. dollar denominated. An ADR or ADS is typically issued by an American bank or trust company and evidences ownership of underlying securities issued by a foreign corporation. An EDR, which is sometimes referred to as a Continental Depositary Receipt (“CDR”), is issued in Europe, typically by a foreign bank or trust company and evidences ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in U.S. securities markets and EDRs in bearer form are designed for use in European securities markets. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. GDRs are traded on major stock exchanges, particularly the London SEAQ International trading system. For purposes of the Funds’ investment policies, the Funds’ investments in ADRs, ADSs, EDRs and GDRs will be deemed to be investments in the equity securities of the foreign issuers into which they may be converted.

Depositary Receipt facilities may be established as either “sponsored” or “unsponsored.” While Depositary Receipts issued through these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of Depositary Receipt holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from the issuer prior to establishing the facility. Holders of unsponsored Depositary Receipts generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of noncash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to Depositary Receipt holders with respect to the deposited securities. Sponsored Depositary Receipt facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the Depositary Receipt holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although Depositary Receipt holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the Depositary Receipt holders at the request of the issuer of the deposited securities. The Funds may invest in sponsored and unsponsored Depositary Receipts. Although Depositary Receipts are denominated in U.S. dollars, the value of securities underlying a Depositary Receipt, and thus of the Depositary Receipt, may be affected by changes in the relative values of the currencies of the U.S. and the country of the issuer.

Market Disruptions and Geopolitical Events

Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, extreme weather events and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of a Fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, and debt levels and credit ratings, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the U.S. and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on a Fund and its investments. Adverse market conditions or disruptions could cause a Fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.

Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affection regional and global energy, commodities, financial and other markets and thus could affect the value of a Fund’s investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.

Any partial or complete dissolution of the Economic and Monetary Union of the European Union, or any increased uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the value of a Fund and its investments. Securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments held by a Fund.

Recent political activity in the U.S. has increased the risk that the U.S. could default on some or any of its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Fund’s investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.

In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, government entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the stock of a particular company, group of companies, industry or other class of assets.

Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect a Fund and its investments.

Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this section and may increase volatility in one or more markets in which a Fund invests leading to the potential for greater losses for the Fund.

Government Obligations

Government obligations in which a Fund may invest include U.S. Treasury obligations and obligations of U.S. Government agencies and instrumentalities. Direct obligations of the U.S. Treasury in which a Fund may invest include U.S. Treasury bills, notes, and bonds. U.S. Treasury bills have, at the time of issuance, maturities of one year or less. U.S. Treasury notes have, at the time of issuance, maturities of one to ten years. U.S. Treasury bonds generally have, at the time of issuance, maturities of greater than ten years. Obligations of U.S. Government agencies and instrumentalities have various degrees of backing. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Government National Mortgage Association (“GNMA”) participation certificates, are, like U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury, subject to certain limits. Still other government obligations, such as obligations of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Tennessee Valley Authority, are backed only by the credit of the agency or instrumentality issuing the obligations, and, in certain instances, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Some government obligations, such as obligations of the Federal Farm Credit Banks, are backed only by the credit of the agency or instrumentality issuing the obligation. No assurances can be given that the U.S. Government will provide financial support to agencies or instrumentalities whose securities are not backed by the full faith and credit of the U.S. Treasury, since it is not obligated to do so. Accordingly, such U.S. Government obligations may involve risk of loss of principal and interest. The Funds may invest in fixed-rate and floating- or variable-rate U.S. Government obligations. The Funds may purchase U.S. Government obligations on a forward commitment basis.

Forward Commitments and When-Issued Transactions

A Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a “forward commitment” or “when-issued” transaction) so long as such transactions are consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. A Fund may dispose of a security purchased on a forward commitment or when-issued basis prior to settlement if it is appropriate to do so and if the Fund would realize short-term profits or losses, if any, upon such sale. Rule 18f-4 under the 1940 Act permits a Fund to invest in a security on a forward commitment or when-issued basis and the transaction will be deemed not to involve a senior security, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date. Forward commitments and when-issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction. A Fund may dispose of a commitment prior to settlement if Crossmark deems it appropriate to do so. In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. A Fund may realize short-term profits or losses upon the sale of such commitments.

Eurodollar and Yankee Dollar Instruments

When appropriate to its investment objective and policies, a Fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar-denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations. (See also “Bank Obligations,” below.)

Bank Obligations

These obligations include negotiable certificates of deposit and bankers’ acceptances. A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. The Funds will limit their bank investments to dollar-denominated obligations rated A or better by Moody’s or S&P issued by U.S. or foreign banks that have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, (i) are members of the Federal Reserve System or are examined by the Comptroller of the Currency, or (ii) whose deposits are insured by the Federal Deposit Insurance Corporation. A Fund’s bank investments (either direct, or through another investment company in which it may invest) may include Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”). ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of U.S. and foreign banks; ETDs are U.S. dollar-denominated time deposits in a foreign branch of a U.S. bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information.

Commercial Paper

Commercial paper includes short-term unsecured promissory notes issued by U.S. and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. Asset-backed commercial paper is commercial paper issued by a bankruptcy remote special-purpose entity to fund the acquisition of financial assets (such as trade receivables, commercial loans, auto and equipment loans, leases or collateral debt obligations) that is repaid from the cash flows of those receivables on a specific date. All commercial paper purchased by the Funds must have a remaining maturity of no more than 270 days from the date of purchase by the Funds, and commercial paper purchased by a Fund must be rated at least A-1 or P-1 by a nationally recognized statistical rating organization (“NRSRO”) or deemed of comparable quality by Crossmark. A Fund may not invest more than 5% of its total assets in commercial paper of a single issuer.

Repurchase Agreements

The Funds may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that same security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. The agreement will be fully collateralized by the underlying securities and will be marked-to-market on a daily basis during the term of the repurchase agreement to ensure that the value of the collateral always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, a Fund that is a purchaser under such an agreement may have problems in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. A repurchase agreement is equivalent to a loan by a Fund.

Reverse Repurchase Agreements

A reverse repurchase agreement is a transaction in which a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security’s market value. The Fund retains record ownership of the security involved, including the right to receive interest and principal payments. At an agreed future date, the Fund repurchases the security by paying an agreed purchase price plus interest. A reverse repurchase agreement is equivalent to a borrowing by a Fund and is subject to the Funds’ derivatives risk management program pursuant to Rule 18f-4 under the 1940 Act.

Corporate Debt Securities

Corporate debt securities include bonds, debentures, notes and similar instruments issued by corporations and similar entities. A Fund’s investment in these instruments must comply with the Fund’s rating criteria.

Loans of Portfolio Securities

A Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount no less than the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within three business days; and (3) the Fund will receive any interest or dividends paid on the loaned securities. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees.

Cash collateral received by a Fund when it lends its portfolio securities is invested in high-quality, short-term debt instruments, short-term bank collective investment and money market mutual funds, and other investments meeting quality and maturity criteria established by the Funds. Income generated from the investment of the cash collateral is first used to pay the rebate interest cost to the borrower of the securities and then to pay for lending transaction costs. The remaining amount is divided between the Fund and the lending agent.

A Fund will retain most rights of beneficial ownership of the loaned securities, including the right to receive dividends, interest or other distributions on the loaned securities. Voting rights may pass with the loan, but a Fund may call a loan in order to vote proxies if a material issue affecting the investment is subject to a vote.

Loans of portfolio securities entail certain risks. A Fund may incur costs or possible losses in excess of the interest and fees received in connection with securities lending transactions. Some securities purchased with cash collateral are subject to market fluctuations while a loan is outstanding. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus rebate interest to the borrower upon termination of the loan, a Fund must immediately pay the amount of the shortfall to the borrower. Loans of securities also involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. If the borrower fails financially, a Fund may also lose its rights to the collateral.

Investment Companies

Each Fund is permitted to invest in shares of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), to the extent consistent with its investment objective and policies and with limits imposed under applicable law and regulations. To the extent a Fund invests a portion of its assets in other investment companies, those assets will be subject to the expenses of any such investment company as well as to the expenses of the Fund itself. A Fund’s investments in a closed-end investment company, together with investments in such closed-end company by other funds having the same investment adviser as the Fund, would be limited to 10% of the outstanding voting shares of such closed-end company. The Funds may not purchase shares of any affiliated investment company except as permitted by applicable law or an SEC rule or order.

ETFs in which a Fund may invest may be organized as open-end mutual funds or unit investment trusts. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a Fund exposure to the securities comprising the index on which the ETF is based, and the ETF investment will gain or lose value depending on the performance of the index. ETFs have expenses, including advisory and administrative fees, which are borne by ETF shareholders. As a result, an investor in a Fund is subject to a duplicate level of fees to the extent that such Fund invests in ETFs.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, rather than at the closing net asset value price. Thus, ETF shares could trade at either a premium or a discount to net asset value. Trading prices of ETFs that track equity market indices tend to closely track the actual net asset value of the underlying portfolios because these portfolios are publicly disclosed on each trading day. Also, an approximation of actual net asset value is disseminated throughout the trading day. If available, the Funds may also invest in ETFs that are based on fixed-income indices or are actively managed. If an ETF held by a Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests increase in value.

Real Estate Investment Trusts

A Fund may invest in debt or equity securities issued by real estate investment trusts (“REITs”), including REITs invested principally in mortgages of churches, colleges, schools and other nonprofit organizations. A REIT is a corporation or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate-level federal income tax on income distributed to shareholders and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually 90% or more of its otherwise taxable income. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee simple ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

Investments in REITs and real estate securities may be subject to certain of the same risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate generally; changes in neighborhood or property appeal; environmental cleanup costs; condemnation or casualty losses; risks related to general and local economic conditions, over-building and competition; increases in property taxes and operating expenses; lack of availability of mortgage funds; high or extended vacancy rates; and rent controls or variations in rental income. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. A Fund’s investment in REITs is also subject to heavy cash flow dependency, defaults of tenants, self-liquidation, the possibility of failing to qualify as a REIT under the Code, and failing to maintain exemption from the requirement to register under the 1940 Act. Rising interest rates may cause REIT investors to demand a higher annual return, which may cause a decline in the prices of REIT securities. Rising interest rates also generally increase the costs of obtaining financing, which could make it more difficult for a REIT to meet its obligations. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors may elect to prepay, and such prepayment may diminish the yield on securities issued by those REITs. In addition, mortgage REITs may be affected by the borrowers’ ability to repay its debt to the REIT when due. Equity REIT securities may be affected by the ability of tenants to pay rent. In addition, REITs may not be diversified. Also, by investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

Illiquid Securities

A Fund may invest up to 15% of its net assets in illiquid securities. If a Fund’s holdings of illiquid securities exceed 15% of its net assets, it will take appropriate action to bring holdings down to 15% or less of its net assets in accordance with the Fund’s liquidity risk management program adopted pursuant to Rule 22e-4 under the 1940 Act (the “LRM Program”). The LRM Program administrator is responsible for determining the liquidity classification of Fund investments and monitoring compliance with the 15% limit on illiquid securities. Illiquid securities are investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the provisions of the LRM Program, and may include investments that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter options, certain investment company securities, and certain restricted securities. There may be undesirable delays in selling illiquid securities at a price representing their fair value.

Investments by the Funds in securities of other investment companies may be subject to restrictions regarding redemption. In certain circumstances, to the extent a Fund owns securities of such a company in excess of 1% of that company’s total outstanding securities, such holdings by the Fund could be deemed to be illiquid and would be subject to the Fund’s 15% limit on illiquid investments.

The expenses of registering restricted securities that are illiquid may be negotiated at the time such securities are purchased by a Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.

The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. There can be no assurance that a Fund will be able to sell such a security at the price at which it is valued for purposes of determining the Fund’s net asset value.

INVESTMENT RESTRICTIONS

The Funds are subject to investment restrictions designed to reflect their values-based screening policies. In addition, each Fund has adopted the following investment restrictions, which are fundamental policies of the Fund (except as otherwise noted) and may not be changed without approval by vote of a majority of the outstanding shares of that Fund. For this purpose, such a majority vote means the lesser of (1) 67% or more of the voting securities present at an annual or special meeting of shareholders, if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Diversification Status

Each Fund has elected to be classified as a non-diversified open-end series of the Trust. A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer or issuers may dominate a Fund’s investment portfolio. This may adversely affect a Fund’s performance or subject a Fund’s shares to greater price volatility than that experienced by more diversified investment companies.

Currently, under the 1940 Act, a “non-diversified” investment company is a fund that is not “diversified,” and for a fund to be classified as a “diversified” investment company, at least 75% of the value of the fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for the purposes of this calculation are limited in respect of any one issuer to an amount (valued at the time of investment) not greater in value than 5% of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.

Fundamental Investment Restrictions of the Funds

The Funds may not:

1.	borrow money, except as permitted under or to the extent not prohibited by the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.

concentrate its investments in a particular industry or group of industries, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4.	engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5.

purchase or sell real estate, which does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

6.	purchase physical commodities or contracts relating to physical commodities; or

7.

make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund’s investment objective and policies may be deemed to be loans.

With respect to the foregoing restrictions regarding senior securities, borrowing and concentrating investments, the 1940 Act and regulatory interpretations of relevant provisions of that Act establish the following general limits. Open-end registered investment companies are not permitted to issue any class of senior security or to sell any senior security of which they are the issuers. Although borrowings could be deemed to be senior securities, the 1940 Act permits a Fund to borrow for temporary purposes only in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. (A borrowing shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.) The 1940 Act also permits each Fund to borrow from a bank, provided that immediately after any such borrowing there is an asset coverage (including the proceeds of borrowings) of at least 300% for all borrowings by the Fund, and in the event such asset coverage falls below 300%, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer time as the SEC may prescribe, reduce the amount of its borrowings so that asset coverage for such borrowings shall be at least 300%. Thus, a Fund may pledge, mortgage, or hypothecate no more than one-third of its total assets to secure borrowings. A Fund will not purchase additional securities while outstanding borrowings exceed 5% of its total net assets.

With respect to concentration, the SEC staff takes the position that investment of 25% or more of a Fund’s assets in any one industry or group of industries represents concentration.

With respect to the foregoing restrictions on making loans, a Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of its total assets. A Fund may invest without limit in repurchase agreements to the extent consistent with its investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemptive order from the SEC.

An investment restriction that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs as a result of an acquisition of securities, except that if asset coverage for borrowings falls below the required 300%, noted above, a Fund shall, within the time period noted above, reduce its borrowings so that such asset coverage will be at least 300%.

A Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s investment objective and principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. During these times, a Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities Crossmark believes to be consistent with the Fund’s best interests. During a period in which a Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

TRUSTEES AND EXECUTIVE OFFICERS

Leadership structure. The Funds’ Board of Trustees (the “Board”) provides overall supervision of the affairs of the Funds. Richard J. Rossi, an independent trustee of the Funds, was appointed by the Board as Independent Board Chair at a meeting held on May 21, 2025. As Independent Board Chair, Mr. Rossi has responsibility for coordinating the work and leading meetings of the Board. Kyle A. Dana, a Trustee of the Funds, is an “interested person” of the Funds because of his position with AGFinancial, the parent company of Crossmark Global Holdings, Inc. All Trustees of the Funds except Mr. Dana are independent Trustees.

Risk oversight. The Funds’ service providers, including their investment adviser, principal underwriter, administrator, fund accounting agent, and transfer agent, provide day-to-day risk management of the Funds in their areas of responsibility. The Board oversees the performance of these service providers, including their management of risks. The Board meets quarterly and its Committees meet periodically (see “Board Committees,” below) to review information concerning the Funds’ operations and performance, the broader securities markets, and other information relevant to their oversight responsibilities that, among other things, helps them to identify and monitor general and particular risks to the Funds. The Board’s Committees focus on particular types of risks in their areas of responsibility. It should be noted that not all risks to the Funds can be identified or controlled. Moreover, certain risks are inherent in the Funds’ operations. See, for example, investment risks described in the Funds’ Prospectus.

Qualifications of Trustees. The Funds’ Trustees, in addition to meeting high standards of integrity and commitment, offer to the Funds a variety of experience relevant to oversight of the Funds, including, in the aggregate, responsible leadership experience in sales and marketing, accounting, business operations, strategic planning, investment, and service on boards of other entities. In selecting candidates for Trustees, the Nominating and Corporate Governance Committee has considered whether candidates meet high standards of personal integrity and relevant professional experience and can bring diverse points of view to the Board. Independent Trustees must satisfy regulatory requirements and guidelines adopted by the Board relevant to their independence. Beyond these considerations, the Nominating and Corporate Governance Committee has not set specific minimum qualifications. The Board believes that each independent Trustee’s background brings to the Board a combination of skills that permits him or her to objectively review, question and evaluate information provided to him or her by Fund management and to exercise effective business judgment in overseeing the Funds. The particular types of experience for the Trustees are described below.

Interested Trustee

Kyle A. Dana, CRPC: Mr. Dana has served as a Trustee with the Fund Complex (defined below under “Trustees and Executive Officers”) since 2017. Since 2000, Mr. Dana has worked with AGFinancial, and currently serves as Senior Vice President of Retirement Planning and Investment Solutions. Mr. Dana has dual degrees in Management and Marketing from Evangel University and professional licenses and designations, including Chartered Retirement Planning Counselor (CRPC®) and Series 63 license.

Independent Trustees

Mark H. Barineau: Mr. Barineau has served as a Trustee with the Fund Complex since 2017. Mr. Barineau currently serves as President and owner of Lionsmark Investment Group, a private real estate investment and management company he formed in 2016. Its primary business is the acquisition, development and management of multifamily assets and other active and passive real estate investments. Mr. Barineau also currently serves as co-founder and managing member of Starboard Star Venture Capital LLC, a venture capital fund formed in 2021 focused on investments in technology companies primarily in energy, construction, property and other industrial applications, as well as B2B startups in sports technology and other markets. Mr. Barineau’s professional career began in 1992 as a Project Controls Engineer with a subsidiary of Waste Management where he performed value engineering and cost controls related to environmental remediation and landfill construction. In 1996, his entrepreneurial spirit led him to the real estate industry, where he served various roles including President and an owner of Radney Management & Investments, Inc., which specialized in the acquisition, development and management of government subsidized low-income and conventional workforce multifamily housing across the United States. He sold his interests in this company in 2016. Raised in Houston, he is a graduate of The University of the South (Sewanee, TN) and Columbia University (New York, NY) and holds B.S. degrees in both Physics and Mechanical Engineering. He is a Certified Property Manager by the Institute of Real Estate Management, a member of Young Presidents’ Organization (former executive board member) and a member of several Houston area social clubs. Mr. Barineau strives to put his faith in practice with his time, talent and treasure. He has served as an Executive Vestry Member of St. Martin’s Episcopal Church (largest Episcopal church in the USA) and as a Trustee of Episcopal High School.

Adriana R. Posada: Ms. Posada has served as a Trustee with the Fund Complex since 2017. Ms. Posada retired from American Beacon Advisors, Inc. in 2016, where she had served since 1998 as Senior Portfolio Manager for several registered investment companies (“funds”) and had responsibility for managing a substantial portion of a large corporate pension plan’s assets. Her experience included equity, fixed income, alternative and derivative investments. She also identified, selected and oversaw sub-advisers for the funds and the pension plan. She reported regularly to the funds’ board of directors and to the pension plan’s representative regarding the performance of the sub-advisers. From 1993 to 1998, also at American Beacon Advisors, Inc., her responsibilities involved regulatory compliance and preparation and dissemination of certain numerical information regarding the funds and separate accounts. She also served as a Trustee of Irving Firemen’s Relief and Retirement Plan from 2009 to 2015. Ms. Posada holds a B.S. in mathematics from Universidad de Los Andes, Bogota, Colombia; an M.S. in mathematics from the University of Houston, Houston, Texas; and an M.A. in Actuarial Science from the University of Michigan, Ann Arbor, Michigan. She has passed exam parts 1, 2 and 3 of the Society of Actuaries.

Mark Osterheld: Mr. Osterheld has served as a Trustee with the Fund Complex since 2024. Mr. Osterheld currently serves as an independent trustee and the audit committee chair of the Valkyrie ETF Trust II, a series Trust of exchange-traded funds focused on the digital asset class that was organized in 2021. From 2014 to 2018, he served as an independent trustee and the audit committee chair of the HIMCO Variable Insurance Trust, a series Trust of mutual funds used as funding vehicles for variable annuity and variable life insurance separate accounts. In 2021, he served as an Adjunct Lecturer in Accountancy at Clarkson University in Potsdam, New York and from 2018 to 2021, he served as an Adjunct Lecturer in Accountancy at Bentley University in Waltham, Massachusetts. In addition, Mr. Osterheld previously held various leadership roles at Fidelity Investments from 1992 to 2013, including Fund President and Treasurer of Fidelity mutual funds and Vice President – Treasury Oversight. Prior to his tenure at Fidelity Investments, he served as Senior Manager at Ernst & Young LLP from 1988 to 1992, Chief Financial Officer and Corporate Controller at Towermarc Corporation, a commercial real estate development firm, from 1986 to 1988, and Senior Manager at KPMG LLP from 1978 to 1986. Mr. Osterheld holds a B.S. in Accounting from The Ohio State University and an MBA from the University of Wisconsin-Madison. He is a Certified Public Accountant (CPA) and a member of the American Institute of Certified Public Accountants.

Richard J. Rossi: Mr. Rossi has served as a Trustee with the Fund Complex since 2019. Mr. Rossi retired in 2017 from Eagle Asset Management, an investment advisory firm in St. Petersburg, Florida and a subsidiary of Raymond James, where he served as an officer for seventeen years. At the time of his retirement, he was President and Co-Chief Operating Officer of the firm as well as President of Eagle Mutual Funds and Eagle Fund Distributors. Mr. Rossi was instrumental in developing the firm’s overall strategic decisions and business plans, including developing its asset management acquisition strategy. He was responsible for all retail and institutional mutual fund and private account sales, client services, and administrative functions and oversaw a substantial increase in assets during his tenure as a result of the acquisition strategy. In addition to his roles at Eagle Asset Management, Mr. Rossi previously served as Vice President, Institutional Equity Sales, of First Union Capital Markets as well as Managing Director and Chief Operating Officer of Mentor Investment Group. Mr. Rossi began his career in 1984 with Raymond James and has over 30 years of executive management and senior sales experience in the asset management and financial services industries. Mr. Rossi holds a B.A. from the University of Florida and an M.P.A. from the University of North Florida.

Trustees and Executive Officers

The Trustees provide overall supervision of the affairs of the Funds. The Funds’ Trustees, the Funds’ executive officers, and their principal occupations for the past five years are listed below. The “Fund Complex” includes all registered investment companies (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser. As of the date of this SAI, the “Fund Complex” consists of the Trust and another registered investment company advised by the Adviser.

Name, Address, Age	Position(s) Held with the Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships or Trusteeships Held by Trustee During the Past 5 Years

Interested Trustee

Kyle A. Dana, CRPC[2] c/o 15375 Memorial Dr., Suite 200 Houston, TX 77079 Birth Year: 1978	Trustee	Indefinite Term Since 2025	Senior Vice President, Retirement & Investment Solutions, AGFinancial[3] (2000 -Present)	12	N/A

Independent Trustees

Mark H. Barineau c/o 15375 Memorial Dr., Suite 200 Houston, TX 77079 Birth Year: 1968	Trustee	Indefinite Term Since 2025	President, Lionsmark Investment Group[4] (2016 - Present); Co-Founder and Managing Member, Starboard Star Venture Capital LLC (2021 - Present); President and Owner, Radney Management & Investments, Inc.[5] (1996 - 2016)	12	N/A

Name, Address, Age	Position(s) Held with the Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships or Trusteeships Held by Trustee During the Past 5 Years

Mark Osterheld c/o 15375 Memorial Dr., Suite 200 Houston, TX 77079 Birth Year: 1955	Trustee	Indefinite Term Since 2025	Adjunct Lecturer, Clarkson University (2021); Adjunct Lecturer, Bentley University (2018-2021)	12	Valkyrie ETF Trust II (2021 - Present); HIMCO Variable Insurance Trust (2014 - 2018)

Adriana R. Posada c/o 15375 Memorial Dr., Suite 200 Houston, TX 77079 Birth Year: 1954	Trustee	Indefinite Term Since 2025	Retired; Senior Portfolio Manager, American Beacon Advisors, Inc. (1998 - 2016)	12	N/A

Richard J. Rossi 15375 Memorial Dr., Suite 200 Houston, TX 77079 Birth Year: 1956	Trustee; Independent Board Chair	Indefinite Term Since 2025	Retired; President and Co-Chief Operating Officer, Eagle Asset Management, President, Eagle Mutual Funds and Eagle Fund Distributors (2000 - 2017)	12	N/A

[1]

Each Trustee serves on the Board from the time of his or her election or appointment until the election of Trustees next succeeding his or her election or appointment and until his or her successor is elected and qualified. Because the Funds do not hold regular annual meetings of shareholders to elect Trustees, each Trustee serves for an indefinite period.

[2]	Mr. Dana is an “interested person” of the Trust, as defined in the 1940 Act, because of his position with AGFinancial, which is an affiliate of the Funds’ investment adviser and administrator.
[3]	AGFinancial is an affiliate of the Trust’s investment adviser and administrator specializing in delivering financial products and services that align with faith and values.
[4]

Lionsmark Investment Group is a private real estate investment and management company that Mr. Barineau formed in 2016. Its primary business is the acquisition, development and management of multifamily assets and other active and passive real estate investments.

[5]	Radney Management & Investments, Inc. was established in 1982 and is an ACCREDITED MANAGEMENT ORGANIZATION® specializing in multifamily property management.

The Funds’ Officers are as follows:

Name, Address, Age	Position(s) Held with Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships or Trusteeships Held by Officer During the Past 5 Years

Executive Officers

Robert C. Doll, CFA 15375 Memorial Dr., Suite 200 Houston, TX 77079 Birth Year: 1954	President	Since 2025	President and Chief Executive Officer, Crossmark Global Investments, Inc. (2024 - Present); Chief Investment Officer, Crossmark Global Investments, Inc. (2021 - Present); Chief Equity Strategist and Senior Portfolio Manager, Nuveen (2012 - 2021)	N/A

James Jacoby 15375 Memorial Dr., Suite 200 Houston, TX 77079 Birth Year: 1968	Executive Vice President and Liquidity Risk Management Program Administrator	Since 2025	Chief Operating Officer, Crossmark Global Investments, Inc. (2022 - Present); Global Head of Performance and Risk, Invesco, Ltd. (2007 - 2021)	N/A

Rob Botard, CFA 15375 Memorial Dr., Suite 200 Houston, TX 77079 Birth Year: 1970	Executive Vice President	Since 2025	Managing Director – Head of Equity Investments, Crossmark Global Investments, Inc. (2024 – Present); Managing Director and Portfolio Manager, Crossmark Global Investments, Inc. (2022 - 2024); Portfolio Manager, Invesco, Ltd. (2011- 2022)	N/A

Victoria Fernandez, CFA 15375 Memorial Dr., Suite 200 Houston, TX 77079 Birth Year: 1973	Executive Vice President	Since 2025	Chief Market Strategist, Crossmark Global Investments, Inc. (2018 - Present)	N/A

Name, Address, Age	Position(s) Held with Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships or Trusteeships Held by Officer During the Past 5 Years

Paul Townsen 15375 Memorial Dr., Suite 200 Houston, TX 77079 Birth Year: 1971	Executive Vice President	Since 2025	Managing Director – Portfolio Manager, Crossmark Global Investments, Inc. (2021 - Present); Managing Director, Crossmark Global Investments, Inc. (2017 - 2021)	N/A

Ryan Caylor, CFA 15375 Memorial Dr., Suite 200 Houston, TX 77079 Birth Year: 1986	Executive Vice President	Since 2025	Portfolio Manager, Crossmark Global Investments, Inc. (2020 - Present); Head of Research, Crossmark Global Investments, Inc. (2019 - Present)	N/A

Heather Lindsey 15375 Memorial Dr., Suite 200 Houston, TX 77079 Birth Year: 1973	Executive Vice President	Since 2025	Managing Director – Head of Distribution, Crossmark Global Investments, Inc. (2021 - Present); Senior Vice President – Head of Strategic Accounts, Invesco, Ltd. (2018 - 2020)	N/A

Andrew Cullivan, CFA 15375 Memorial Dr., Suite 200 Houston, TX 77079 Birth Year: 1991	Executive Vice President	Since 2025	Portfolio Manager, Crossmark Global Investments, Inc. (2024 - Present); Portfolio Manager, Veriti Management (2020 - 2024); Vice President and Regional Director - Quant and Risk Analytics, FactSet Research Systems, Inc. (2013 - 2020)	N/A

Name, Address, Age	Position(s) Held with Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships or Trusteeships Held by Officer During the Past 5 Years

Jim A. Coppedge 15375 Memorial Dr., Suite 200 Houston, TX 77079 Birth Year: 1968	Executive Vice President, Chief Compliance Officer, Secretary and Assistant Treasurer	Since 2025	General Counsel and Chief Compliance Officer, Crossmark Global Investments, Inc. (2017 - Present); General Counsel and Chief Compliance Officer, Crossmark Distributors, Inc. (2017 - Present); Secretary, Crossmark Global Investments, Inc. and Crossmark Distributors, Inc. (2018 - Present)	N/A

Sheri Steward Morris 15375 Memorial Dr., Suite 200 Houston, TX 77079 Birth Year: 1964	Treasurer	Since 2025	Owner and Principal Financial Officer, Cottonwood Falls, LLC (2025 - Present); Head of Global Fund Services, Invesco, Ltd. (2019 - 2023); President and Principal Executive Officer, The Invesco Funds (2016-2023); Senior Vice President, Invesco Advisers, Inc. (2020-2023); and Treasurer, The Invesco Funds (2008-2020).	N/A

Patricia Mims 15375 Memorial Dr., Suite 200 Houston, TX 77079 Birth Year: 1960	Assistant Treasurer	Since 2025	Assistant Secretary, Crossmark Global Investments, Inc., Crossmark Distributors, Inc. and Crossmark Wealth Management, LLC (2024 - Present); Financial Operations Principal, Crossmark Distributors, Inc. (2018 - Present); Senior Compliance Officer, Crossmark Global Investments, Inc. (2018 - 2020)	N/A

[1]	Trust officers are elected by the Board annually and hold office until the next annual Board meeting at which officers are elected and until his or her successor is elected and qualified.

Board Committees

The Board has two committees, the Audit Committee and the Nominating and Corporate Governance Committee, which are comprised exclusively of independent Trustees and report to the Board. Following is a description of each of the committees:

Audit Committee – The Committee’s primary functions include serving as an independent and objective party to monitor the Trust’s accounting policies and financial reporting, as well as the work of Trust’s independent registered public accounting firm (the “independent auditors”). The Committee assists the Board in its oversight of (1) the integrity of each Fund’s financial statements; (2) each Fund’s compliance with legal and regulatory requirements as related to accounting and financial reporting; (3) the independent auditors’ qualifications and independence; and (4) the performance of the Trust’s independent auditors. The Committee also serves to provide an open avenue of communication among the independent auditors, Trust management and the Board. The Committee is composed entirely of independent Trustees. Current Committee members are: Mark Osterheld, Chair; Adriana R. Posada; Mark H. Barineau; and Richard J. Rossi.

Nominating and Corporate Governance Committee – The Committee’s primary functions are to select individuals who would qualify to serve as independent Trustees, nominate Trustees for membership on the Board and its committees, recommend committee chairs, review committee membership and oversee the administration of the Board Governance Guidelines and Procedures. Shareholders may submit suggestions for independent Trustee candidates by sending a resume of the candidate to the Secretary of the Trust for the attention of the Chair of the Nominating and Corporate Governance Committee. The Trust’s address is 15375 Memorial Dr., Suite 200, Houston, TX 77079. The Committee is composed entirely of independent Trustees. Current Committee members are: Adriana R. Posada, Chair; Mark Osterheld; Mark H. Barineau; and Richard J. Rossi.

Trustee Ownership of Shares

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in all registered investment companies overseen by the Trustee in the Fund Complex as of December 31, 2024, is shown below.

Trustee	Fund	Dollar Range of Equity Securities in each Fund[1]		Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Trustees in the Fund Complex
Interested Trustees
Kyle A. Dana, CRPC	Crossmark Large Cap Growth ETF Crossmark Large Cap Value ETF	$ $	0 0	Over $100,000
Independent Trustees
Mark H. Barineau	Crossmark Large Cap Growth ETF Crossmark Large Cap Value ETF	$ $	0 0	$50,001-$100,000
Mark Osterheld	Crossmark Large Cap Growth ETF Crossmark Large Cap Value ETF	$ $	0 0	$0
Adriana R. Posada	Crossmark Large Cap Growth ETF Crossmark Large Cap Value ETF	$ $	0 0	$50,001-$100,000
Richard J. Rossi	Crossmark Large Cap Growth ETF Crossmark Large Cap Value ETF	$ $	0 0	Over $100,000

[1]	As of the date of this SAI, the Funds are newly launched.

As of the date of this SAI, neither the current independent Trustees, nor any of their immediate family members, owned any securities issued by Crossmark or the Funds’ principal underwriter or any company controlling, controlled by or under common control with those entities.

Trustee and Officer Compensation

For service as an independent board member to the funds in the Fund Complex, each independent board member is paid an annual retainer of $25,000. Additionally, each independent board member is paid $14,500 per regular quarterly meeting attended and $2,000 per special telephonic meeting attended. The Independent Board Chair is paid $15,000 annually for his service. The Chair of the Audit Committee is paid $5,000 annually for his service. The Chair of the Nominating and Corporate Governance Committee is paid $2,500 annually for her service. All compensation received by the independent board members is allocated among the funds in the Fund Complex. The officers and interested board member do not currently receive compensation from the Funds for serving in such capacities.

Except as noted above, the Trustees and officers are reimbursed for expenses incurred in attending meetings of the Board.

The following table represents the compensation estimated to be received by the current independent Trustees from the Funds.

Name of Person, Position	Aggregate Compensation from the Funds[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund Complex (12 Funds) Paid to Trustees[1]
Mark H. Barineau, Trustee	$7,123	$0	$0	$85,000
Mark Osterheld, Trustee	$7,542	$0	$0	$90,000
Adriana R. Posada, Trustee	$7,333	$0	$0	$87,500
Richard J. Rossi, Trustee	$8,380	$0	$0	$100,000

[1]	Estimated for the first full fiscal year ended October 31, 2026.

Control Persons and Principal Holders of Securities

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Funds.

As of the date of this SAI, Crossmark Global Investments, Inc. owned 100% of Shares of the Funds.

As of the date of this SAI, the Trustees and officers of the Funds, in the aggregate, owned less than 1% percent of any class of a Fund’s Shares.

INVESTMENT ADVISORY & OTHER SERVICES

Adviser

Crossmark Global Investments, Inc. (“Crossmark”), located at 15375 Memorial Dr., Suite 200, Houston, TX 77079, was formed in 1982 as a wholly-owned subsidiary of Crossmark Global Holdings, Inc. The controlling shareholder of Crossmark is Steward Financial Holdings, Inc., a holding company that is a wholly-owned, for-profit, subsidiary of AGFinancial. AGFinancial was organized by the Assemblies of God Church in 1998. Crossmark provides investment management services to pension and profit-sharing accounts, corporations, and individuals, and serves as investment adviser to the Funds. Crossmark managed $7.57 billion in assets as of June 30, 2025.

Crossmark acts as investment adviser and provides investment advisory and values-based screening services to each Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) dated July 15, 2025. Under the Advisory Agreement, in exchange for a single unitary management fee at an annual rate of 0.50% of the Fund’s average daily net assets from the Fund, the Advisor has agreed to pay all expenses incurred by the Fund except for certain expenses, as defined in the Prospectus.

Crossmark has full discretion to manage the assets of each Fund in accordance with its investment objective and policies and the terms of the Declaration of Trust. Crossmark is authorized, with the consent of the Trustees, to engage sub-advisers for the Funds. Crossmark has sole authority to select broker-dealers to execute transactions for the Funds, subject to the reserved authority of the Trustees to designate particular broker-dealers for this purpose. Crossmark will vote proxies on portfolio securities on behalf of the Funds, subject to any guidelines that may be approved by the Trustees from time to time. (See Appendix A for current guidelines.)

The Advisory Agreement, after an initial term of up to two years, remains in effect thereafter from year to year as to a Fund, provided the renewal of the agreement as to the Fund is specifically approved (a) by the Fund’s Board or by vote of a majority of the Fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or “interested persons,” as defined in the 1940 Act, of any such party, by votes cast at a meeting called for such purpose. The Advisory Agreement may be terminated as to a Fund (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or, by vote of the majority of the Fund’s outstanding voting securities, upon 60 days’ written notice to Crossmark or (b) by Crossmark at any time without penalty, upon 90 days’ written notice to the Fund. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Pursuant to the Advisory Agreement, Crossmark pays the compensation and expenses of all of its directors, officers and employees who serve as officers and executive employees of the Funds (including the Funds’ share of payroll taxes). Crossmark also agrees to make available, without expense to the Funds, the services of its directors, officers and employees who serve as officers of the Funds.

The Advisory Agreement provides that Crossmark shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Crossmark in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

Portfolio Managers

The portfolio managers for the Funds and the dollar range of their ownership of shares in each Fund as of the date of this SAI, are indicated in the following table:

Fund	Portfolio Managers	Dollar Range of Equity Securities in Fund Beneficially Owned[1]
Crossmark Large Cap Growth ETF	Robert Doll Ryan Caylor	$0 $0
Crossmark Large Cap Value ETF	Robert Doll Ryan Caylor	$0 $0

[1]	As of the date of this SAI, the Funds are newly launched.

The numbers of registered investment company accounts and private accounts, and assets in each category, managed by each portfolio manager for the Funds as of June 30, 2025, are indicated in the following table. None of these portfolio managers manages any pooled investment vehicles other than registered investment companies.

Portfolio Manager	Number of Registered Investment Companies	Assets under Management	Number of Private Accounts	Assets under Management	Total Assets
Robert Doll	4	$587,501,894	1771	$743,967,144	$1,331,469,038
Ryan Caylor	5	$687,199,717	25	$18,238,952	$705,438,670

None of the accounts managed by these portfolio managers has a performance-based investment advisory fee. Due to the nature of these Funds’ investments, no material conflicts of interest arise by virtue of the fact that these portfolio managers manage other accounts and more than one Fund. The compensation of each of these portfolio managers is derived approximately 50-70% from base salary and 30-50% from incentive compensation. The portfolio managers participate in normal corporate benefits, including group life and health insurance, 401(k) plan with a corporate matching contribution calculated in the same manner as for all other participating employees, and vacation.

Administration Agreement.

Pursuant to an Administration Agreement, Crossmark provides administration and compliance services to the Funds. For its administration and compliance services under the Administration Agreement, pursuant to the terms of the Administration Agreement, the Funds do not directly pay Crossmark for these services, as Crossmark will receive payment under the unitary management fee it receives from the Funds.

Sub-Administration, Fund Accounting, Transfer Agency and Fund PFO/Treasurer Agreements. The Trust has appointed Brown Brothers Harriman & Co. (“BBH”), located at 50 Post Office Square, Boston, Massachusetts 02110, to serve as each Fund’s sub-administrator, fund accounting agent and transfer agent pursuant to an administrative agency agreement (the “Administrative Agency Agreement”). As sub-administrator, BBH provides various administrative services set forth in the Administrative Agency Agreement. As the fund accounting agent, BBH provides transaction processing and review, custodial reconciliation, securities pricing and investment accounting. As each Fund’s transfer agent, BBH is responsible for processing the issuance and redemption of Creation Unit Aggregations, the recording of such issuances and redemptions and other services related to the monitoring of cash collateral.

Pursuant to a Fund PFO/Treasurer Agreement with the Trust, Cottonwood Falls, LLC (“Cottonwood Falls”), provides principal financial officer services to the Funds by making available a senior financial professional who serves as Treasurer of the Funds. Cottonwood Falls receives a fee for the services provided, which is paid monthly in arrears. Pursuant to the terms of the Advisory Agreement, each Fund does not directly pay

Cottonwood Falls for its services, as Crossmark has assumed responsibility for the payment of these expenses out of the unitary management fee it receives from each Fund.

Custodian. The Trust has also appointed BBH to serve as each Fund’s custodian pursuant to a custodian agreement (the “Custodian Agreement”). Pursuant to the terms of the Custodian Agreement, BBH is generally responsible for the safekeeping of each Fund’s assets and performing various other administrative duties set forth in the Custodian Agreement.

As set forth in the Administrative Agency Agreement and Custodian Agreement, the Trust, on behalf of each Fund, has agreed to indemnify BBH against, and hold it harmless from, certain losses, claims, liabilities and expenses arising out of BBH’s performance of its obligations and duties under the Administrative Agency Agreement and Custodian Agreement, provided that such losses, claims, liabilities and expenses did not result from BBH’s willful misconduct, bad faith or negligence in the performance of such obligations and duties.

As compensation for the services provided by BBH under the Administrative Agency Agreement and Custodian Agreement, the Trust, on behalf of each Fund, has agreed to pay to BBH such compensation as is mutually agreed upon from time to time and reimburse BBH for out-of-pocket expenses which are a normal incident of the services provided under the agreements. Pursuant to the terms of the Advisory Agreement, each Fund does not directly pay BBH for these services, as Crossmark has assumed responsibility for the payment of these expenses out of the unitary management fee it receives from each Fund.

Distributor. The Trust and PINE Distributors LLC (the “Distributor”), are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Funds and distributes Shares on a best efforts basis. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is 501 S. Cherry Street, Suite 610, Denver, Colorado 80246.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders of a Fund and (2) by the vote of a majority of the independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of the independent Trustees, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment.

Distribution (Rule 12b-1) Plan. The Trust has adopted a Service and Distribution Plan (the “Plan”). No payments pursuant to the Plan are expected to be made during the 12-month period from the date of this SAI. Rule 12b-1 fees to be paid by a Fund under the Plan may only be imposed after approval by the Board.

Pursuant to Rule 12b-1 of the 1940 Act, the Plan permits each Fund, out of its assets to pay for services in connection with the distribution of Shares and for the provision of certain services to shareholders. These services include, but are not limited to, the payment of compensation to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, “Service Organizations”) to obtain various distribution-related and/or administrative services for the Funds.

Under the Plan, payments may be made at an annual rate of 1.00% of the average net assets of shares of each Fund.

Rule 12b-1 requires that the Plan and related agreements have been approved by a vote of the Board of the Trust and by a vote of the Trustees who are not “interested persons” of the Trust, as defined under the 1940 Act, and have no direct or indirect interest in the operation of the Plan or any agreements related to the Plan (the “Plan Trustees”). The Plan will continue in effect for successive one-year periods provided that such continuance is specifically approved at least annually by a majority of the Trustees, including a majority of the Plan Trustees. Any change in the Plan that would materially increase the distribution expenses to be paid requires approval by shareholders, but otherwise, the Plan may be amended by the Trustees, including a majority of the Plan Trustees.

The Plan and related agreements may be terminated with respect to one or more Funds at any time by a vote of the Plan Trustees or by vote of a majority of the outstanding voting securities of each such Fund. As required by Rule 12b-1, selection and nomination of disinterested Trustees for the Trust is committed to the discretion of the Trustees who are not “interested persons” of the Trust, as defined under the 1940 Act.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., the independent registered public accounting firm for the Funds, performs annual audits of the Funds’ financial statements.

Legal Counsel. Vedder Price P.C., 222 N. LaSalle St., Chicago, IL 60601, serves as counsel to the Funds and the Independent Trustees of the Funds.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-PORT. The Trust also discloses a complete schedule of each Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth fiscal quarters.

The Trust’s Forms N-PORT and Forms N-CSR on behalf of the Fund will be available on the SEC’s website at www.sec.gov. The Trust’s Forms N-PORT and Forms N-CSR are available without charge, upon request, by calling 1-888-845-6910 or by writing to 15375 Memorial Dr., Suite 200 Houston, TX 77079.

Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy.

Each Fund’s portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of each Fund. Pursuant to Rule 6c-11 under the 1940 Act, information regarding the Fund’s current portfolio holdings will be available on a daily basis on the Funds’ website.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Crossmark is responsible for the placement of portfolio business and the negotiation of the commissions paid on the Funds’ securities transactions. It is the policy of Crossmark to seek the best security price or “best execution” available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Crossmark seeks the best security price at the most favorable commission rate. In selecting dealers and in negotiating commissions, Crossmark considers the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms that also provide research services to the Funds or Crossmark. In addition, Crossmark may cause a Fund to pay a broker that provides brokerage and research services a commission in excess of the amount another broker might have charged for effecting a securities transaction, subject to certain guidelines promulgated by the SEC from time to time. Such higher commission may be paid if Crossmark determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or Crossmark’s overall responsibilities to the particular Fund and to Crossmark’s other clients. Such brokerage and research services must provide lawful and appropriate assistance to Crossmark in the performance of its investment decision-making responsibilities and may include advice, both directly and in writing, as to the value of the securities, the advisability of investing in, purchasing or selling securities, and the availability of securities, or purchasers or sellers of securities, as well as furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

Crossmark makes investment decisions and places portfolio transactions for other advisory accounts including other investment companies. Brokerage and research services furnished by firms through which a Fund effects securities transactions may be used by Crossmark in servicing all of its accounts. Therefore, not all of such services may be used by Crossmark in connection with that Fund. Crossmark has arrangements to receive such services only with respect to accounts for which it exercises brokerage discretion. Many of Crossmark’s clients have not granted Crossmark brokerage discretion and, therefore, any services received as a result of paying commissions in excess of the amount another broker might have charged are subsidized by accounts that have granted Crossmark such discretion. Other services received, although not by a specific arrangement, may also be used by Crossmark in providing service to other accounts, including one or more Funds. In the opinion of Crossmark, the benefits from brokerage and research services to each of the accounts (including the Funds) managed by Crossmark cannot be measured separately. Crossmark seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations among a Fund and other advisory accounts, the main factors considered by Crossmark are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

Subject to the foregoing policies, brokers or dealers selected to execute a Fund’s portfolio transactions may include such Fund’s Authorized Participants (as discussed in “Purchase and Redemption of Shares”) or their affiliates. An Authorized Participant or its affiliates may be selected to execute a Fund’s portfolio transactions in conjunction with an all-cash Creation Unit order or an order including “cash-in-lieu” (as described under “Purchase and Redemption of Shares”), so long as such selection is in keeping with the foregoing policies. As described under “Purchase and Redemption of Shares – Creation Transaction Fee” and “– Redemption Transaction Fee,” each Fund may determine to not charge a variable fee on certain orders when the Advisor has determined that doing so is in the best interests of Fund shareholders, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Fund’s portfolio transactions in connection with such orders.

Portfolio Turnover

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year by the monthly average value of the portfolio securities owned by the Fund during the past fiscal year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts, and repurchase agreements, are excluded. Significant variations in the portfolio turnover rate for a Fund are generally primarily attributable to market volatility and duration of portfolio investments.

A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of recognized capital gains or losses with respect to a Fund’s portfolio securities. (See “Federal Income Taxes,” below.)

A Fund’s portfolio securities may be turned over whenever necessary or appropriate in the opinion of portfolio management to seek the achievement of the investment objective of the Fund. The Funds do not intend to invest to obtain control of portfolio companies.

Purchase and Redemption of Shares

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Fund’s Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of each Fund are listed for trading and will trade throughout the day on the Exchange. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund Shares, there are fewer than 50 beneficial owners of Shares for 30 or more consecutive trading days, (ii) the value of the underlying index, if applicable, on which a Fund is based is no longer calculated or available, or (iii) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will also remove Shares from listing and trading upon termination of the Fund.

The Trust reserves the right to adjust the Share prices of Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

DTC as Securities Depository for Shares of the Funds. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, NYSE Amex Equities and the Financial Industry Regulatory Authority. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Record ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to Shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units

General. The Trust issues and sells Shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the Fund’s NAV next determined after receipt, on any Business Day, of an order in proper form. Information on a Fund’s Creation Units can be found in the Prospectus.

The Board reserves the right to declare a split or a consolidation in the number of Shares outstanding of any Fund of the Trust, and to make a corresponding change in the number of Shares constituting a Creation Unit, in the event that the per Share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

As of the date of this SAI, the Exchange observes the following holidays, as observed: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (i.e., the “Deposit Securities”), which constitutes an optimized representation of the securities of the relevant Fund’s underlying index or portfolio, as applicable, and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund.

The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any difference between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the AP purchasing a Creation Unit.

The Advisor makes available through the National Securities Clearing Corporation (“NSCC”) on each Business Day, prior to the opening of business on the Exchange, the list of names and the required number of Shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of Shares of a given Fund until such time as the next-announced Fund Deposit is made available.

The identity and number of Shares of the Deposit Securities pursuant to changes in composition of a Fund’s portfolio and changes such as rebalancing adjustments and corporate action events are reflected from time to time by the Advisor with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the relevant underlying index, if applicable.

The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC of the Clearing Process (discussed below).The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of the Deposit Security by the AP (as described below) would be restricted under applicable securities laws or where the delivery of the Deposit Security to the AP would result in the disposition of the Deposit Security by the AP becoming restricted under applicable securities laws, or in certain other situations. The adjustments described above will reflect changes, known to the Advisor on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject index being tracked by the relevant Fund, if applicable, or resulting from stock splits and other corporate actions.

Role of the Authorized Participant. Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an authorized participant, or an “AP”), which agreement has also been accepted by the Transfer Agent. Such AP will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such AP will make available in advance of each purchase of Shares an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The AP may require the investor to enter into an agreement with such AP with respect to certain matters, including payment of the Cash Component. Investors who are not APs must make appropriate arrangements with an AP. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an AP. As a result, purchase orders placed through an AP may result in additional charges to such investor.

A list of current APs may be obtained from the Distributor.

Purchase Order. To initiate an order for a Creation Unit, an AP must submit an irrevocable order to purchase Shares of a Fund in accordance with the Authorized Participant Agreement. If accepted by the Distributor, the Transfer Agent will notify the Advisor and the Custodian of such order. If applicable, the Custodian will then provide such information to the appropriate sub-custodian. For each applicable Fund, the Custodian shall cause the applicable sub-custodian to maintain an account into which the AP shall deliver, on behalf of itself or the party on whose behalf it is acting, the applicable securities included in the designated Fund Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities located outside the United States must be delivered to an account maintained at the applicable local sub-custodian. Those placing orders to purchase Creation Units through an AP should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day.

The AP must also make available on or before the contractual settlement date, by means satisfactory to the Trust, immediately available or same day Funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess Funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the Exchange.

Investors should be aware that an AP may require orders for purchases of Shares placed with it to be in the particular form required by the individual AP.

Timing of Submission of Purchase Orders. An AP must submit an irrevocable purchase order before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., Eastern time on the trade date. With respect to in-kind creations, a custom order may be placed by an AP where cash replaces any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. Notwithstanding the foregoing, the Trust may, but is not required to, permit custom orders (consisting of a basket of securities or cash that differs from a published or transacted Fund Deposit) until 4:00 p.m., Eastern time, or until the market close (in the event the Exchange closes early). Orders to create Shares of a Fund that are submitted on the Business Day immediately preceding a holiday or day (other than a weekend) when the markets in the relevant foreign market are closed may not be accepted. The Distributor in its discretion may permit the submission of such orders and requests by or through an AP at any time (including on days on which the Exchange is not open for business) via communication through the facilities of the Transfer Agent’s proprietary website maintained for this purpose, provided such submission is permissible pursuant to the terms of the applicable Authorized Participant Agreement. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with the Trust’s standard cut-off times as provided in the Authorized Participant Agreement and disclosed in this SAI.

Acceptance of Orders for Creation Unit. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the AP (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Trust are in place for payment of the Cash Component and any other cash amounts which may be due, the Trust will accept the order, subject to its right (and the right of the Distributor and the Advisor) to reject any order until acceptance.

Once the Trust has accepted an order, upon next determination of the NAV of the Shares, the Trust will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the AP that placed the order.

The SEC has stated its position that an ETF generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time. The SEC has also stated that an ETF could not set transaction fees so high as to effectively suspend the issuance of Creation Units. The Trust reserves the right to reject or revoke a creation order transmitted to it by the Distributor in respect of any Fund in compliance with Rule 6c-11 under the 1940 Act under circumstances which include, but are not limited to, if (i) the order is not in proper form; (ii) the investor(s) upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified by the Advisor, as described above; (iv) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (vi) circumstances outside the control of the Trust, the Distributor and the Advisor make it impracticable to process purchase orders. The Trust shall notify a prospective purchaser of a Creation Unit and/or the AP acting on behalf of such purchaser of its rejection of such order. The Trust, the Custodian, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component and any other cash amounts which may be due have been completed. When (if applicable) the sub-custodian has confirmed to the Custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Advisor shall be notified of such delivery and the Trust will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+1 basis” (i.e., one Business Day after trade date). However, the Trust reserves the right to settle Creation Unit transactions on a basis other than T+1, including in order to accommodate non-U.S. market holiday schedules, closures and settlement cycles, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates, or under such other circumstances as the Trust may agree, in its sole discretion.

To the extent contemplated by an AP’s agreement with the Distributor, the Trust will issue Creation Units to such AP notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such AP’s delivery and maintenance of collateral having a value at least equal to 115%, which the Advisor may change from time to time, of the value of the missing Deposit Securities in accordance with the Trust’s then-effective procedures. The only collateral that is acceptable to the Trust is cash in U.S. dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The cash collateral posted by the AP may be invested at the risk of the AP, and income, if any, on invested cash collateral will be paid to that AP. Information concerning the Trust’s current procedures for collateralization of missing Deposit Securities is available from the Transfer Agent. The Authorized Participant Agreement may permit the Trust to buy the missing Deposit Securities at any time and will subject the AP to liability for any shortfall between the cost to the Trust of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.

In certain cases, APs may create and redeem Creation Units on the same trade date and in these instances, the Trust reserves the right to settle these transactions on a net basis or require a representation from the APs that the creation and redemption transactions are for separate Beneficial Owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Cash Purchase Method. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Trust’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities.

Creation Transaction Fee. A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. The AP may also be required to cover certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (including when the Trust permits an AP to substitute cash for some or all of the Deposit Securities). APs will also bear the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Certain fees or costs associated with creation transactions may be waived in certain circumstances.

Redemption of Creation Units. Shares of a Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form and only on a Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

Redemptions are effected primarily in-kind. In the case of in-kind redemptions, the Advisor makes available through the NSCC, prior to the opening of business on the Exchange on each Business Day, the identity and number of shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Each Fund reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Fund Securities.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee described below.

Redemption Transaction Fee. A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. The standard redemption transaction fees are set forth in the Prospectus. The standard redemption transaction fee will be the same regardless of the number of Creation Units redeemed by an investor on the same day. The AP may also be required to cover certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (including when the Trust substitutes cash for some or all of the Fund Securities), up to a maximum of 2% of the amount redeemed. APs will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Certain fees or costs associated with redemption transactions may be waived in certain circumstances.

Redemption requests for Creation Units of a Fund must be submitted by or through an AP. An AP must submit an irrevocable redemption request before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. In the case of custom redemptions, the order must be received no later than 3:00 p.m., Eastern time. Investors other than APs are responsible for making arrangements for a redemption request to be made through an AP. The Distributor will provide a list of current APs upon request.

Cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a Fund sold and redeemed its shares principally in-kind, will generally be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. However, the Funds cap the total fees that may be charged in connection with the redemption of Creation Units at 2% of the value of the Creation Units redeemed. To the extent transaction and other costs associated with a redemption exceed that cap those transaction costs will be borne by a Fund’s remaining shareholders.

The AP must transmit the request for redemption in the form required by the Trust or the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an AP who has executed an Authorized Participant Agreement in effect. At any time, there may be only a limited number of broker-dealers that have an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such AP. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an AP and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not APs.

A redemption request is considered to be in “proper form” if (i) an AP has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit being redeemed through the book-entry system of DTC so as to be effective by the Exchange closing time on any Business Day, (ii) a request in form satisfactory to the Trust is received from the AP on behalf of itself or another redeeming investor within the time periods specified above and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by 10:00 a.m., Eastern time, on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of Shares through the DTC system may be significantly earlier than the close of business on the Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of Shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the Shares.

Upon receiving a redemption request, the Transfer Agent shall notify the Trust of such redemption request. The tender of an investor’s Shares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be made through DTC and the relevant AP to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the AP submitting the redemption request.

A redeeming Beneficial Owner or AP acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

If neither the redeeming Beneficial Owner nor the AP acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of the Fund Securities). Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

In the case of cash redemptions, proceeds will be paid to the AP redeeming Shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter).

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which trading on the NYSE is suspended or restricted, (iii) for any period during which an emergency exists as a result of which disposal of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable or (iv) in such other circumstance as is permitted by the SEC.

An AP submitting a redemption request is deemed to represent to the Trust that it is in compliance with the requirements set forth in the Authorized Participant Agreement. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the AP, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Redemptions of Creation Units are generally settled within one Business Day (i.e., “T+1”). The Trust reserves the right to settle redemption transactions on a basis other than T+1, if necessary or appropriate under the circumstances and compliant with applicable law. Delayed settlement may occur due to a number of different reasons, including, without limitation, settlement cycles for the underlying securities, unscheduled market closings, an effort to link distribution to dividend record dates and ex-dates and newly announced holidays.

Taxation on Creation and Redemptions of Creation Units. An AP generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the AP’s aggregate basis in the Deposit Securities exchanged therefor. However, the Internal Revenue Service (the “IRS”) may apply the “wash sale” rules to determine that any loss recognized upon the exchange of Deposit Securities for Creation Units is not currently deductible, resulting in a deferred recognition of such loss for federal income tax purposes. APs should consult their own tax advisors.

Current federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the AP holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

Compensation of Financial Intermediaries

The Advisor may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of Shares. The Advisor currently pays the Distributor, from the Advisor’s own resources, for such purposes.

The Advisor and/or its subsidiaries or affiliates (the “Entities”) may pay certain broker-dealers and other financial intermediaries or solicitors (“Intermediaries”) for certain marketing or referral activities related to the Funds or other funds advised by the Advisor or its affiliates. Any payments made by the Entities will be made from their own assets and not from the assets of the Funds. Although a portion of the Entities’ revenue comes directly or indirectly in part from fees paid by the Funds, payments do not increase the price paid by investors for the purchase of Shares of, or the cost of owning, Shares. The Entities may make payments for Intermediaries’ participating in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Funds or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems (“Education Costs”) or the referral or introduction of investors to the Entities. The Entities may also make payments to Intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange-traded funds in general (“Publishing Costs”). In addition, the Entities may make payments to Intermediaries that make Shares available to their clients or for otherwise promoting the Funds. Payments of this type are sometimes referred to as revenue-sharing payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options or investment advisor it will recommend or make available to its clients or contacts or what services to provide for various products based on payments it receives or is eligible to receive, payments create conflicts of interest between the Intermediary and its clients or contacts and these financial incentives may cause the Intermediary to recommend the Funds over other investments or to refer a contact to the Entities. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm. Ask your salesperson or visit your Intermediary’s website for more information.

The Entities may determine to make payments based on any number of metrics. For example, the Entities may make payments at year end or other intervals in a fixed amount, based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more Funds in a year or other period, any of which arrangements may include an agreed upon minimum or maximum payment, or any combination of the foregoing. Any payments made by the Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of the Funds.

The Entities may establish revenue sharing arrangements to make payments to Intermediaries that make Shares available to their clients or otherwise promote the Funds. Pursuant to these arrangements, Intermediaries may agree to promote the Funds to their customers and to not charge certain of their customers any commissions on the purchase or sale of Shares. Payments made pursuant to these arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

The Advisor may also enter into agreements with financial intermediaries relating to the use of the Funds in third-party model portfolios.

Other Payments to Financial Intermediaries and Other Third Parties. In addition to the above-described payments, the Advisor or an affiliate may, from its own resources, pay fees to financial intermediaries who sell shares of the Funds for other products or services offered by the intermediaries. Such payments may be in the form of licensing fees for access to various kinds of analytical data.

Anti-Money Laundering Requirements. The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from APs to enable it to form a reasonable belief that it knows the true identity of its APs. This information will be used to verify the identity of APs or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow a Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

Code of Ethics

The Trust and Crossmark have adopted written Code of Ethics under Rule 17j-1 under the 1940 Act. Consistent with requirements of that Rule, the Code of Ethics permits persons subject to the Code of Ethics to invest in securities, including securities that may be purchased by the Funds.

Proxy Voting Policy and Procedures

The Board of the Trust has approved the proxy voting policy and procedures of Crossmark as the policy and procedures to be used in voting proxies on securities held by the Funds. A copy of the Crossmark proxy voting policy and procedures is attached as Appendix A to this SAI.

Once filed, shareholders may obtain information on how proxies were voted during the most recent 12-month period ended June 30 for Funds in which they hold shares without charge, by calling (toll-free) 1-888-845-6910, on the Fund’s website at crossmarkglobaletf.com, and on the SEC’s website at http://www.sec.gov.

DETERMINATION OF NET ASSET VALUE

Each Fund offers and issues Shares at their NAV per Share only in Creation Units, generally in exchange for Deposit Securities, together with the Cash Component. Shares trade in the secondary market at market prices that may be at, above or below NAV. The purchase and redemption price for Shares is based on the per share net asset value (“NAV”) that is next determined after the purchase or sale order is received. NAV is generally calculated as of the close of regular trading on the New York Stock Exchange (the “Exchange”), normally 4:00 p.m. Eastern Time, on each day the Exchange is open for trading, provided that certain derivatives are priced after the close of regular trading on the Exchange, normally 4:15 p.m. Eastern Time. A temporary intraday suspension or disruption of regular trading on the Exchange will not be treated as the close of regular trading for that day if trading resumes and therefore will not impact the time at which a Fund calculates its share price on that day. In the event of an early close of regular trading on the Exchange, such as in the case of scheduled half-day trading, shortened trading hours due to emergency circumstances or unscheduled suspensions of trading, a Fund will calculate its share price as of the early close on that day. In such event, an order received before the early close will generally be effected at the share price calculated that day and an order received after the early close will be effected at the share price next calculated. The Funds do not price their shares on days the Exchange is closed for trading — normally, weekends, national holidays and Good Friday.

Equity securities listed on a domestic exchange are valued at the official closing price or last trade price, or the last bid price if there was no trade that day. Equity securities traded on The NASDAQ Stock Market LLC (“Nasdaq”) use the official closing price, if available, and otherwise, use the last trade price, or the last bid price if there was no trade on that day. Equity securities that are traded in the over-the-counter market only, but that are not included on Nasdaq, are valued at the last trade price. Equity securities listed on a foreign exchange are valued at the official closing price or last trade price, or, if there was no trade that day, the last bid price or the mean of the last bid and asked prices, depending on the exchange. American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs) listed on an exchange are priced at the official closing price or last trade price. Open-end money market mutual funds are valued at NAV per share. Exchange-traded equity options are valued at the (i) settlement price (official closing price) or last trade price, or, (ii) if there was no trade that day, at the mean of the bid and asked prices. These prices will be obtained by the Funds’ accounting agent from an approved pricing source. If no such price can be obtained by the Funds’ accounting agent, the security will be valued at the last trade price unless Crossmark determines an alternative pricing methodology is appropriate.

Domestic fixed income securities, including short-term instruments, are priced at an evaluated bid price provided by an approved pricing source. Foreign fixed income securities are priced at the mean of evaluated bid and asked prices provided by an approved pricing source.

If portfolio investments held by the Funds cannot be valued as set forth above or if a market quotation for a portfolio investment is not readily available, or cannot be determined, or if any market quotation is deemed to be unreliable or inaccurate by Crossmark, the portfolio investment will be priced at its fair value as determined by Crossmark. It cannot be assured that any such fair value determination represents the price at which the particular portfolio investments could be sold during the period in which such fair value prices are used to determine the value of a Fund’s assets. Thus, during periods when one or more of a Fund’s portfolio investments are valued at fair value, there is the risk that sales and redemptions of Fund shares at prices based on these values may dilute or increase the economic interests of remaining shareholders.

A Fund may invest in non-U.S. securities that trade in a foreign market where closing prices are established prior to the time closing prices are established for U.S.-traded securities. If an event were to occur after the value of a Fund’s portfolio investment was so established but before the Fund’s NAV per share is determined that is likely to change materially the value of said portfolio investment and therefore change the Fund’s NAV, the portfolio investment would be valued at its fair value as determined by Crossmark. Additionally, because non-U.S. markets may be open on days and at times when U.S. markets are closed, the value of shares of a Fund that invests in such securities can change on days when shareholders are not able to buy or sell Fund shares.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income, if any, are generally declared and paid annually by the Fund. Distributions of net capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s status as a regulated investment company (“RIC”) under Subchapter M of the Code for a taxable year or to avoid imposition of income or excise taxes on undistributed income or gains in a taxable year.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners as of the record date with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market. Taxable dividend distributions will be subject to U.S. federal income tax whether received in cash or reinvested in additional shares. All or a portion of any such dividend or distribution, although in effect a return of capital, may be taxable, as set forth below.

FEDERAL INCOME TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in a Fund. This discussion does not address, nor intends to address, all aspects of taxation (including state, local, and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-advantaged retirement plans, financial institutions or broker-dealers) that are subject to special treatment under the U.S. federal income tax laws. Current and prospective investors are therefore advised to consult with their tax advisors before making an investment in a Fund. This summary is based on the laws in effect on the date of this SAI and on existing judicial and administrative interpretations thereof, all of which may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. This summary assumes that investors hold Shares as capital assets (within the meaning of the Code). Further, this summary is limited to investors that are U.S. shareholders, unless otherwise specifically provided herein. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of U.S. federal, state, local, non-U.S. or other tax laws, and any proposed tax law changes.

For purposes of this summary, a “U.S. shareholder” is a beneficial owner of Shares that is, for federal income tax purposes, (i) an individual who is a citizen or resident of the United States, (ii) a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source or (iv) a trust (x) with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more United States persons (as such term is defined under the Code) have the authority to control all of its substantial decisions or (y) that has in effect a valid election under applicable U.S. Treasury regulations to be treated as a United States person.

For purposes of this summary, a “non-U.S. shareholder” is a beneficial owner of Shares that is an individual, corporation, trust or estate and is not a U.S. shareholder.

If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the federal income tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding Shares should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of his, her or its Shares.

Regulated Investment Company (RIC) Qualifications. Each Fund is treated as a separate corporation for U.S. federal income tax purposes under the Code and each Fund intends to qualify as a RIC under Subchapter M of the Code for each taxable year. As such, each Fund intends to comply with the requirements of the Code regarding the sources of its income, the timing of its distribution, and the diversification of its assets. If each Fund meets all such requirements, each Fund will not be subject to U.S. federal income tax on its investment company taxable income (determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that is distributed to shareholders in accordance with the timing and other requirements of the Code. If a Fund did not qualify as a RIC in a taxable year, it would be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level first before being subject to further tax at the shareholder level when such income is distributed.

Generally, to qualify for treatment as a RIC under Subchapter M of the Code, each Fund must, among other requirements, satisfy the following: (i) at least 90% of its annual gross income for each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% or more of their gross income from interest, dividends, capital gains and other traditionally permitted mutual Fund income); (ii) diversify its holdings so that, at the close of each quarter of each taxable year, (a) at least 50% of the value of its total assets is represented by (1) cash and cash items, (2) U.S. government securities or securities of other RICs and (3) other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets may be invested in (1) the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or (2) the securities of one or more qualified publicly-traded partnerships; and (iii) annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the test described in (i) above only if such gains are directly related to investing in securities. To date, such regulations have not been issued.

Although, in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. A Fund’s investments in partnerships, if any, including in qualified publicly-traded partnerships, may result in a Fund being subject to state, local, or non-U.S. income, franchise or withholding taxes.

Taxation of Regulated Investment Companies. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy such minimum distribution requirement, a Fund must distribute to its shareholders an amount at least equal to the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) determined without regard to the deduction for dividends paid for the taxable year and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If for any taxable year a Fund fails to qualify as a RIC or fails to meet the minimum distribution requirement described above, all of its taxable income will be subject to federal income tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions (including any distributions of net tax-exempt income and net long-term capital gain) generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits. In such event, distributions to individuals and other non-corporate shareholders should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends received deduction, provided in both cases the shareholder meets certain holding period and other requirements. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. If a Fund fails to qualify as a RIC in any taxable year, it must pay out its earnings and profits accumulated in that taxable year in order to qualify again in a subsequent taxable year as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent taxable year.

Excise Tax. A Fund will be subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income if it does not generally distribute, or be deemed to have distributed, to its shareholders in each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year (taking into account certain deferrals and elections) plus (ii) 98.2% of its capital gain net income (reduced by certain ordinary losses) for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax in the taxable year ending within the relevant calendar year will be considered to have been distributed. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. Each Fund intends under normal business circumstances to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% non-deductible U.S. federal excise tax.

Fund Losses. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. These losses can generally be carried forward indefinitely to offset capital gains, if any, in taxable years following the taxable year giving rise to loss.

Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year following the taxable year in which they were actually incurred.

Taxation of U.S. Shareholders. Dividends and other distributions by a Fund are generally treated under the Code as received by the U.S. shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to U.S. shareholders of record on a specified date in such a month shall be deemed to have been received by each U.S. shareholder on December 31 of such calendar year and to have been paid by the Fund on such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Each Fund intends to distribute annually to its U.S. shareholders substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and any net long-term capital gains in excess of net short-term capital losses (taking into account any available capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (taking into account any available capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 21%) on the amount retained. In that event, a Fund may report such retained amounts as undistributed capital gains in a notice to its U.S. shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount (ii) will be entitled to credit their proportionate shares of the federal income tax paid by such Fund on the undistributed amount against their federal income tax liabilities, if any, and to claim refund to the extent their credits exceed their liabilities, if any, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the difference between the amount of undistributed capital gains included in the U.S. shareholder’s gross income and the federal income tax deemed paid by the U.S. shareholder under clause (ii) of the preceding sentence. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net long-term capital gains, if any, that a Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or reinvested in additional Shares and regardless of how long a U.S. shareholder has held the Shares. All other dividends of a Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“regular dividends”) are generally subject to federal income tax as ordinary income, subject to the discussion of qualified dividend income and tax-exempt dividends below.

If a non-corporate U.S. shareholder receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the non-corporate U.S. shareholder subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each U.S. shareholder, be treated as a tax-free return of capital to the extent of a U.S. shareholder’s basis in Shares, and as a capital gain thereafter. Because a return of capital distribution will reduce the basis of a U.S. shareholder’s Shares, a return of capital distribution may result in a higher capital gain or lower capital loss when those Shares on which the distribution was paid are sold. U.S. shareholders receiving dividends or distributions in the form of additional Shares should generally be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the U.S. shareholders receiving cash dividends or distributions will receive and should generally have a cost basis in the Shares received equal to such amount.

Investors considering buying Shares just prior to a dividend or capital gain distribution should be aware that, although the price of Shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (i) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (ii) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and U.S. shareholders may receive dividends in an earlier year than would otherwise be the case.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its capital losses, currency losses and certain other ordinary losses until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses may affect the tax character of U.S. shareholder distributions.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. shareholders that are individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Sales of Shares. Upon the sale or exchange of Shares, a U.S. shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the U.S. shareholder’s basis in the Shares. Such gain or loss will be treated as capital gain or loss if the Shares are capital assets in the U.S. shareholder’s hands and will be long-term capital gain or loss if the Shares are held for more than one year and short-term capital gain or loss if the Shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss. Any loss realized by a U.S. shareholder on the sale of a Share held by the U.S. shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the U.S. shareholder with respect to such Share. Any loss realized by a U.S. shareholder on the sale of Shares held by the U.S. shareholder for six months or less will be disallowed to the extent of any exempt-interest dividends received by the U.S. shareholder with respect to such Shares, unless a Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. A U.S. shareholder’s ability to utilize capital losses may be limited under the Code.

Legislation passed by Congress requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers.

U.S. shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts. Because the federal income tax treatment of a sale or exchange of Shares depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your federal income tax liability.

Back-Up Withholding. In certain cases, federal backup withholding will be required at a flat 24% rate on any distributions and redemption proceeds paid to a U.S. shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify that such U.S. shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a U.S. shareholder’s U.S. federal income tax liability on such U.S. shareholder’s federal income tax return.

Creation Units. An authorized participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered, plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received, plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the “wash sale” rules or on the basis that there has been no significant change in economic position. Any capital gain or loss realized upon the acquisition of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.

The Trust, on behalf of each Fund, has the right to reject an order for a purchase of Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a given Fund and if, pursuant to Sections 351 and 362 of the Code, that Fund would have a basis in the securities different from the fair market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than fair market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to fair market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Qualified Dividend Income. Distributions by a Fund of investment company taxable income (including any short-term capital gains), whether received in cash or reinvested in Shares, will be taxable for federal income tax purposes either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to U.S. individuals of either 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts) to the extent the Fund receives qualified dividend income on the securities it holds and the Fund reports the distribution as qualified dividend income and certain holding period and other requirements are satisfied. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund’s net capital gains will be taxable as long-term capital gains. Qualified dividend income is, in general, dividend income from taxable U.S. corporations (but generally not from entities treated as real estate investment trusts for federal income tax purposes (“U.S. REITs”)) and certain non-U.S. corporations (e.g., non-U.S. corporations that are not “passive foreign investment companies” and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S.). Under current IRS guidance, the United States has appropriate comprehensive income tax treaties with the following countries: Armenia, Australia, Austria, Azerbaijan, Bangladesh, Barbados, Belgium, Bulgaria, Canada, Chile, China (but not with Hong Kong, which is treated as a separate jurisdiction for U.S. tax purposes), Cyprus, the Czech Republic, Denmark, Egypt, Estonia, Finland, France, Georgia, Germany, Greece, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Korea, Kyrgyzstan Latvia, Lithuania, Luxembourg, Malta, Mexico, Moldova, Morocco, the Netherlands, New Zealand, Norway, Pakistan, the Philippines, Poland, Portugal, Romania, Slovak Republic, Slovenia, South Africa, Spain, Sri Lanka, Sweden, Switzerland, Tajikistan, Thailand, Trinidad and Tobago, Tunisia, Turkey, Turkmenistan, Ukraine, the United Kingdom, Uzbekistan, and Venezuela.

A dividend from a Fund will not be treated as qualified dividend income to the extent that (i) the U.S. shareholder has not held the Shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the Shares become ex-dividend with respect to such dividend or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the U.S. shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex- dividend with respect to such dividend); (ii) the Fund or the U.S. shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the U.S. shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Code. Dividends received by a Fund from a U.S. REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such U.S. REIT or other RIC. It is expected that dividends received by a Fund from a U.S. REIT and distributed to a U.S. shareholder generally will be taxable to a U.S. shareholder as ordinary income.

For taxable years beginning after December 31, 2017 and before January 1, 2026, qualified U.S. REIT dividends (i.e., U.S. REIT dividends other than capital gain dividends and portions of U.S. REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of U.S. shareholders that are individuals, trusts and estates. A Fund that receives qualified U.S. REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from a Fund as qualified U.S. REIT dividends, a U.S. shareholder must hold Shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the Shares become ex dividend with respect to such dividend and the U.S. shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a Fund does not elect to pass the special character of this income through to shareholders or if a U.S. shareholder does not satisfy the above holding period requirements, the U.S. shareholder will not be entitled to the 20% deduction for the U.S. shareholder’s share of the Fund’s qualified U.S. REIT dividend income.

If you lend your Shares pursuant to securities lending arrangements you may lose the ability to use non-U.S. tax credits passed through by the Fund or to treat Fund dividends (paid while the Shares are held by the borrower) as qualified dividend income. Consult your financial intermediary or tax advisor. If you enter into a short sale with respect to Shares, substitute payments made to the lender of such Shares may not be deductible. Consult your financial intermediary or tax advisor.

Corporate Dividends Received Deduction. Dividends paid by a Fund that are attributable to dividends received by the Fund from U.S. corporations may qualify for the dividends received deduction for corporations. For a dividend to be eligible for the dividends received deduction, a 46-day minimum holding period during the 90-day period that begins 45 days prior to ex-dividend date (or 91-day minimum holding period during the 180-day period beginning 90 days prior to ex-dividend date for preferred stock) during which risk of loss may not be diminished is required for the applicable shares, at both the Fund and shareholder level. The dividends received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law. The dividends received deduction also may be reduced as a result of a Fund’s securities lending activities, hedging activities or a high portfolio turnover rate or as a result of certain derivative transactions entered into by a Fund.

Excess Inclusion Income. Under current law, a Fund serves to block unrelated business taxable income from being realized by its tax-exempt U.S. shareholders. Notwithstanding the foregoing, a tax-exempt U.S. shareholder could realize unrelated business taxable income by virtue of its investment in the Fund if Shares constitute debt-financed property in the hands of the tax-exempt U.S. shareholder within the meaning of Code Section 514(b). Certain types of income received by the Fund from U.S. REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To U.S. shareholders, such excess inclusion income may (i) constitute taxable income, as “unrelated business taxable income” for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations” as defined in the Code are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Code Section 664) has “unrelated business taxable income” for a taxable year, a 100% excise tax on the “unrelated business taxable income” is imposed on the Trust.

Certain Debt Instruments. Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount for U.S. federal income tax purposes (“OID”) is treated as interest income and is required to be accrued (and required to be distributed by a Fund) over the term of the debt security, even though payment of that amount is not received until a later time upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind debt securities will give rise to income which is required to be distributed and, in the case of a taxable obligation, is taxable, even though a Fund holding the security receives no interest payment in cash during the year. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend (to the extent of the earnings and profits of the corporate issuer) for federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as interest income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Funds may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to accrue the acquisition discount, or OID, over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The Funds may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

The Funds generally will be required to distribute dividends to shareholders representing discount on debt securities that is accrued, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

A Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Funds to the extent necessary in order to seek to ensure that they distribute sufficient income that they do not become subject to U.S. federal income or excise tax.

Reporting. If a U.S. shareholder recognizes a loss with respect to Shares of $2 million or more for an individual U.S. shareholder or $10 million or more for a corporate U.S. shareholder, in any taxable year (or greater amounts over a combination of years), the U.S. shareholder must file with the IRS a disclosure statement on Form 8886. A U.S. shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-U.S. taxes depending on each shareholder’s particular situation.

Taxation of Non-U.S. Shareholders. Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or a lower rate under an applicable income tax treaty) to the extent derived from investment income and short-term capital gains. Non-U.S. investors considering buying Shares just prior to a distribution should be aware that, although the price of Shares purchased at that time may reflect the amount of the forthcoming distribution, such distribution may nevertheless be subject to U.S. withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under an income tax treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an applicable IRS Form W-8 or other applicable form may be subject to back-up withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, or upon the sale or other disposition of Shares, unless the non-U.S. shareholder is present in the United States for 183 days or more during the taxable year or the special rules relating to gain attributable to the sale or exchange of U.S. real property interests discussed below apply to the non-U.S. shareholder’s sale of Shares. The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes a non-U.S. shareholder subject to U.S. tax on disposition of a U.S. real property interest as if such person were a U.S. shareholder. Such gain is sometimes referred to as “FIRPTA gain”. The Code provides a look-through rule for distributions of “FIRPTA gain” by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a RIC if, in general, more than 50% of the RIC’s assets consists of interests in U.S. real property); and (ii) you are a non-U.S. shareholder that owns more than 5% of a Fund’s Shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest (“USRPI”), may also be treated as USRPI gain and therefore subject to U.S. federal income tax, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S.

shareholder that is a corporation. Even if a non-U.S. shareholder does not own more than 5% of a Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a USRPI will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.

Further, if a Fund is a “U.S. real property holding corporation” any gain realized on the sale or exchange of Fund shares by a non-U.S. shareholder that owns more than 5% of a class of Fund Shares would generally be taxed in the same manner as for a U.S. shareholder. A Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.

Properly reported dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (ii) are paid with respect to the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. In case of shares held through an intermediary, the intermediary may withhold on a payment even if the Fund reports the payment as eligible for the exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder must have provided appropriate withholding certificates (e.g., an executed W-8BEN, etc.) certifying foreign status.

Shares held by a non-U.S. shareholder at death will be considered situated within the United States and generally will be subject to the U.S. estate tax.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and redemption proceeds. Pursuant to proposed regulations, the Treasury Department has indicated its intent to eliminate the requirements under FATCA of withholding on gross proceeds from the sale, exchange, maturity or other disposition of relevant financial instruments (including redemption of shares of a RIC). The Treasury Department has indicated that taxpayers may rely on these proposed regulations pending their finalization. A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Crossmark Large Cap Growth ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Crossmark Large Cap Growth ETF (the “Fund”), a series of Crossmark ETF Trust, as of July 3, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 3, 2025, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of cash owned as of July 3, 2025, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more funds advised by Crossmark Global Investments, Inc. since 2007.

/s/COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

July 17, 2025

FINANCIAL STATEMENTS

CROSSMARK ETF TRUST

Crossmark Large Cap Growth ETF

STATEMENT OF ASSETS AND LIABILITIES

as of July 3, 2025

ASSETS:
Cash at Custodian	$100,000

Total Assets	$100,000

LIABILITIES:	$—

NET ASSETS	$100,000

COMPONENTS OF NET ASSETS
Paid in capital	$100,000

NET ASSETS	$100,000

Shares issued and outstanding, $0 par value, unlimited shares authorized	4,000

Net Asset Value, Offering Price and Redemption Price Per Share	$25.00

The accompanying notes are an integral part of this financial statement.

CROSSMARK ETF TRUST

Crossmark Large Cap Growth ETF

NOTES TO THE FINANCIAL STATEMENT

July 3, 2025

1.	ORGANIZATION

Crossmark ETF Trust (the “Trust”) is a Delaware statutory trust organized on March 27, 2025 and is authorized to issue multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is in the process of being registered under the Securities Act of 1933, as amended. The Trust currently consists of shares of two separate series: Crossmark Large Cap Growth ETF and Crossmark Large Cap Value ETF. Each Fund operates as an actively managed exchanged-traded fund. The Funds are non-diversified.

The financial statement relates only to Crossmark Large Cap Growth ETF (the “Fund”). The investment objective of the Fund is long-term capital appreciation.

The Trust has had no operations to date other than matters relating to its registration and the sale and issuance of 4,000 shares of beneficial interest in the Fund to the Fund’s adviser, Crossmark Global Investments, Inc. (the “Adviser” or “Crossmark”), at a net asset value of $25.00 per share.

The Fund is a separate series of the Trust, and each Share of the Fund represents an equal proportionate interest in the Fund. All consideration received by the Trust for the Fund Shares and all assets of the Fund belong solely to the Fund and would be subject to liabilities related thereto.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Management has determined that the Fund is an investment company in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies,” for the purpose of financial reporting.

Use of Estimates

The preparation of the financial statement in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement. Actual results could differ from those estimates.

Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority. Based on its analysis, Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statement as of July 3, 2025.

Distribution of Income and Gains

The Fund intends to declare and make distributions of taxable net investment income and net capital gains annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Therefore, no provision for federal income taxes is anticipated.

Organizational and Offering Costs

The Adviser has agreed to bear all organizational and offering expenses for the Fund and these expenses are not subject to recoupment.

3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Adviser

The Adviser, located at 15375 Memorial Dr., Suite 200, Houston, TX 77079, furnishes investment management services to the Fund pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”), subject to the supervision and direction of the Board.

Pursuant to the Investment Advisory Agreement between Crossmark and the Trust (entered into on behalf of the Fund), the Adviser shall pay all of the ordinary operating expenses of the Fund (including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and license fees, if any), but excluding the fee payment under the Advisory Agreement, interest, taxes, acquired fund fees and expenses (if any), brokerage commissions and other expenses connected with the execution of portfolio transactions (such as dividend and distribution expenses from securities sold short and/or other investment-related costs), distribution and service fees payable pursuant to a Rule 12b-1 plan (if any), litigation expenses and extraordinary expenses.

For its investment advisory services to the Fund, Crossmark will be paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.50%. Crossmark may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by Crossmark at any time. Any waivers/reimbursements are not subject to recoupment by the Adviser.

Other Service Providers

Brown Brothers Harriman & Co. (“BBH”), which has its principal office at 50 Post Office Square, Boston, Massachusetts 02110, is the Trust sub-administrator, fund accountant, transfer and dividend agent and custodian. BBH is primarily in the business of providing custody, administrative, fund accounting and transfer agent services to retail and institutional mutual funds and exchange-traded funds.

PINE Distributors, LLC (the “Distributor”), 501 S. Cherry Street, Suite 610, Denver, CO 80246, is the distributor for the shares of the Trust. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Jim Coppedge, 15375 Memorial Dr. Suite 200 Houston, TX 77079, serves as the Trust Chief Compliance Officer.

Vedder Price P.C., 222 N. LaSalle St., Chicago, IL 60601, serves as counsel to the Trust and the Independent Trustees of the Trust.

Cohen & Company, Ltd. serves as the Trust’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Certain officers and Trustees of the Trust are also officers or employees of the Adviser or an affiliate of the Adviser.

4.	PURCHASE AND SALE OF FUND SHARES

The Fund will offer, issue and redeem shares (“Shares”) at net asset value (“NAV”) only in aggregations of a specified number of Shares (each a “Creation Unit”). The Fund may issue and redeem Creation Units of its Shares only in Creation Units to certain authorized participants that have entered into agreements with the Distributor (“Authorized Participants”) in exchange for a designated basket of portfolio investments (including any portion of such investments for which cash may be substituted) (“Deposit Instruments”), together with the deposit of a specified cash payment (“Cash Component”). Shares will be redeemable to the Fund in Creation Units by Authorized Participants, and, generally, in exchange for securities in-kind and or a cash amount. Creation Units typically are large blocks of a specified number of shares or multiples thereof. In the event of liquidation of the Fund, the Trust may lower the number of shares in a Creation Unit.

Shares may be issued in advance of receipt of Deposit Instruments, subject to various conditions, including a requirement that the Authorized Participant maintain with the Trust a cash deposit marked to the market value of the omitted Deposit Instruments. The Trust may use such cash deposit at any time to purchase Deposit Instruments. Transaction fees and other costs associated with creations or redemptions that include cash may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of Shares and fees will be limited in accordance with the requirements of Securities and Exchange Commission (“SEC”) rules and regulations applicable to management investment companies offering redeemable securities.

Shares of the Fund will be listed and trade on NYSE Arca, Inc. (the “Exchange” or “NYSE Arca”), a national securities exchange. Shares of the Fund will be traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund’s NAV.

5.	GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Trust, on behalf of the Fund, enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Trust organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. The Adviser is of the view that the risk of loss to the Fund in connection with the Fund indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of the date of this financial statement, the Adviser, as the sole shareholder of the Fund, owned 100% of the outstanding Shares.

7.	NEW ACCOUNTING PRONOUNCEMENT

Segment of Reporting

The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280)—Improvements to Reportable Segment Disclosures (“ASU 2023-07”), which requires, once operations commence, incremental disclosures related to a public entity’s reportable segments. The intent of ASU 2023-07 is to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows through improved segment disclosures. Subject to the oversight and, when applicable, approval of the Board, the Adviser will act as the Fund’s chief operating decision maker (“CODM”) and is responsible for assessing performance and making decisions about resource allocation. The CODM anticipates the operation of a single reportable segment, the Fund, whose investment objective is included in Note 1. The Fund’s income, expenses, assets, and performance will be monitored and assessed by the CODM, using the information presented in the financial statements.

8.	SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date the financial statement was issued. Based on this evaluation, no adjustments were required to the financial statement.

APPENDIX A

CROSSMARK GLOBAL INVESTMENTS, INC.

Proxy Voting Policy

Background

Crossmark Global Investments, Inc. (Crossmark) serves as investment adviser to separately managed accounts and open-end investment companies (Clients). As part of these services, Crossmark has, in most cases, agreed to or been delegated proxy voting responsibility on such Clients’ behalf (Proxy Clients). Crossmark is required to adopt and implement policies and procedures reasonably designed to ensure proxy voting on behalf of Proxy Clients is conducted in a manner that is in their best interests and addresses how conflicts of interest between Crossmark interests and Proxy Client interests are managed and has adopted the following policies and procedures to comply with this requirement (this Policy).

Active Ownership Committee

It is Crossmark’s policy to seek and to ensure that proxies are voted consistently and in the best interest of the Proxy Client. Crossmark’s Active Ownership Committee (Committee) is responsible for the implementation of the Policy. The responsibilities of the Committee include:

•

Evaluating, selecting, and engaging third-party research and proxy voting agents to monitor, evaluate, provide recommendations with respect to, and vote proxy solicitations received by Crossmark on behalf of Proxy Clients;

•	Resolve potential material conflicts in the course of proxy voting;

•	Meet as needed to review proxy voting audit reports and ensure compliance with the Guidelines (defined below);

•	Review current shareholder initiatives as needed to determine appropriate voting action;

•	Annually review this Policy and the Guidelines (defined below).

Engagement of Institutional Shareholder Services

Crossmark has engaged Institutional Shareholder Services (ISS) to provide proxy research, recommendations, and voting services. ISS provides a password protected website (Proxy Exchange), which is accessible to authorized personnel to download upcoming proxy meeting data, including research reports, of companies held in Proxy Client portfolios. Proxy Exchange can be used to view proposed proxy votes, obtain research for vote recommendations and to enter votes for upcoming meetings for Proxy Client portfolio securities.

Crossmark will generally follow the ISS United States Proxy Voting Guidelines (the Guidelines) to vote proxies for Proxy Client accounts, so long as such Guidelines are considered to be in the best interests of the Proxy Client, and there are no noted or perceived conflicts of interest. Crossmark’s use of the Guidelines is not intended to constrain consideration of any proxy proposal, and there may be times when Crossmark deviates from the Guidelines, including when required by SEC Rule 12d1-4 agreements between Fund Proxy Clients and certain acquired funds and other regulatory obligations. Crossmark retains final authority and fiduciary responsibility for proxy voting.

In certain circumstances, where Crossmark has determined that it is consistent with Proxy Client best interests, Crossmark may not vote a proxy on behalf of one or more Proxy Clients. Such circumstances include:

•

Limited Value. Proxies will not be required to be voted on securities in a Proxy Client account if the value of the Proxy Client’s economic interest in the securities is indeterminable or insignificant (less than $1,000). Proxies will also not be required to be voted for any securities that are no longer held in Proxy Client account(s).

•

Securities Lending Program. When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. In most cases, Crossmark will not recall securities on loan in order to vote a proxy. However, where Crossmark determines that a proxy vote, or other shareholder action, is materially important to the Proxy Client’s account, Crossmark will make a good faith effort to recall the security for purposes of voting, understanding that in certain cases, the attempt to recall the security may not be effective in time to meet voting deadlines.

•

Unjustifiable Costs. In certain circumstances, based on cost-benefit analysis, Crossmark may choose not to vote when the cost of voting on behalf of a Proxy Client would exceed any anticipated benefits of the proxy proposal to such Proxy Client (e.g. foreign securities).

•

International Markets Share Blocking. Share blocking is the “freezing” of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies. While shares are frozen, they may not be traded. Therefore, the potential exists for a pending trade to fail if trade settlement falls on a date during the blocking period. In international markets where share blocking applies, Crossmark typically will not, but reserves the right to, vote proxies due to the liquidity constraints associated with share blocking.

Foreign Securities Held in American Depositary Receipts (ADRs)

In most cases, when securities of foreign issuers are held through ADRs, the holder of the ADR has the right to vote proxies with respect to the underlying securities. In cases where Crossmark has the ability to vote proxies with respect to securities of foreign issuers held through ADRs, Crossmark will follow the same processes described above with respect to voting such proxies, based on the ISS Global Voting Principles and country-specific Proxy Voting Guidelines.

Optional Voting Policies

Crossmark may offer to certain Proxy Clients the ability to select an alternative set of proxy voting guidelines to be utilized with respect to the securities held in their accounts (e.g. the ISS Catholic Faith-Based Proxy Voting Guidelines). Crossmark will only utilize alternative voting guidelines where those alternative guidelines are affirmatively elected by the Proxy Client.

Proxy Officers

Crossmark has appointed Will Sorrell to be the Chief Proxy Officer (Chief Officer) responsible for proxy voting and Jordan Izumi to be the Secondary Proxy Officer (Secondary Officer) to assist the Chief Officer with their responsibilities. The Secondary Officer may vote on behalf of Chief Officer the routine items as set forth in this document. The Chief Officer’s responsibilities are to do the following:

•

Supervise the proxy voting process, the identification of material conflicts of interest involving Crossmark and the proxy voting process in respect to securities owned by or on behalf of Proxy Clients;

•	Ensure that all proxy ballots available are voted by ISS in a timely manner in accordance with the applicable proxy voting guidelines, as set forth in this Policy;

•	Identify proxies relating to non-routine issues not covered by the applicable guidelines, as set forth in this Policy;

•	Present non-routine issues and/or potential material conflicts to the Committee for evaluation; and

•	Lead Committee in determining when Crossmark may deviate from the applicable guidelines, as set forth in this Policy, and document deviations.

Proxy Voting

Crossmark may determine voting in accordance with the Guidelines (or other applicable proxy voting guidelines set forth in this Policy) is not in the best interests of Proxy Client. Whenever a conflict of interest arises between ISS and a target company subject to a proxy vote, Crossmark will consider the recommendation of the company and what Crossmark believes to be in the best interests of the Proxy Client and will vote that proxy without using the Guidelines (or other applicable proxy voting guidelines set forth in this Policy). If Crossmark has knowledge of a material conflict of interest between itself and a Proxy Client, Crossmark shall vote the applicable proxy in accordance with the Guidelines (or other applicable proxy voting guidelines set forth in this Policy) to avoid such conflict of interest. If there is a decision to vote against the Guidelines (or other applicable proxy voting guidelines set forth in this Policy), the Committee will document the reason and the Chief Proxy Officer or Secondary Officer will vote accordingly on Proxy Exchange. Additionally, if there is a conflict of interest between a Fund Proxy Client and Crossmark or other fund service providers, Crossmark will vote the proxy based on the Guidelines (or other applicable proxy voting guidelines set forth in this Policy) to avoid such conflict of interest.

If a Proxy Client requests Crossmark to follow specific voting guidelines or additional guidelines, Crossmark shall review the request and follow such guidelines, unless Crossmark determines that it is unable to do so. In such case, Crossmark shall inform the Proxy Client that it is not able to honor the Proxy Client’s request.

Policy Oversight by Crossmark

Crossmark periodically reviews proxy votes to ensure compliance with this Policy.

This Policy, the Guidelines (or other applicable proxy voting guidelines set forth in this Policy), and votes cast for Proxy Clients are available upon request. This Policy is described in Crossmark’s Form ADV, Part 2A.

Shareholders of Fund Proxy Clients can review the Policy and a Fund’s voted proxies (if any) during the most recent 12-month period ended June 30 by accessing EDGAR on the SEC website at www.sec.gov.

Books and Records

Crossmark provides reasonable ongoing oversight of ISS and maintains the following records relating to proxy voting:

1.	A copy of this Policy;

2.	Documents relating to the identification and resolution of conflicts of interest, if any;

3.	Any documents that were material to a proxy voting decision or that memorialized the basis for that decision; and

4.

A copy of each written request from any Proxy Client for information on how Crossmark voted proxies on the Proxy Client’s behalf, and a copy of any written response by Crossmark to any written or oral request for information by a Proxy Client on how Crossmark voted proxies for that Proxy Client’s account.

ISS, on Crossmark’s behalf, maintains the following records relating to proxy voting:

1.	A copy of each proxy form (as voted);

2.	A copy of each proxy solicitation, including proxy statements and related materials with regard to each vote;

3.	Documents relating to the identification and resolution of conflicts of interest it identifies, if any; and

4.	Any documents created by ISS that were material to a proxy voting decision or that memorialized the basis for that decision.

These records are either maintained at Crossmark’s office or are electronically available to Crossmark through access to the ISS Proxy Exchange portal.